Exhibit 10.1(a)

                                CENTURYTEL, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                   (As Amended and Restated February 28, 2002)



                                TABLE OF CONTENTS
SECTION 1.....................................................................3
         DEFINITIONS AND EFFECTIVE DATES......................................3
                  1.1      Account............................................3
                  1.2      Active Participant.................................3
                  1.3      Adjustment Date....................................3
                  1.4      Approved Absence...................................3
                  1.5      Break in Service...................................3
                  1.6      Company Stock......................................4
                  1.7      Compensation.......................................4
                  1.8      Date of Employment.................................6
                  1.9      Date of Reemployment...............................6
                  1.10     Disability.........................................6
                  1.11     Eligibility Computation Periods....................6
                  1.12     Employee...........................................7
                  1.13     Employer...........................................7
                  1.14     Entry Date.........................................7
                  1.15     ESOP Account.......................................8
                  1.16     ESOP Trust.........................................8
                  1.17     Highly Compensated Employee........................8
                  1.18     Hour of Service....................................9
                  1.19     Leased Employee...................................11
                  1.20     Limitation Year...................................12
                  1.21     Merger Account....................................12
                  1.22     Normal Retirement Age.............................12
                  1.23     Participant.......................................12
                  1.24     PAYSOP Account....................................12
                  1.25     Plan Administrator................................12
                  1.26     Plan Year.........................................12
                  1.27     Rollover Account..................................13
                  1.28     Stock Bonus Account...............................13
                  1.29     Stock Bonus and PAYSOP Trust......................13
                  1.30     Suspense Account..................................13
                  1.31     Top Heavy Valuation Date..........................13
                  1.32     Trust or Trusts...................................13
                  1.33     Trustee...........................................13
                  1.34     Valuation Date....................................14
                  1.35     Vesting Computation Period........................14
                  1.36     Year of Service...................................14
                  1.37     Effective Dates...................................16
SECTION 2....................................................................18
         ELIGIBILITY.........................................................18
                  2.1      Participation.....................................18
                  2.2      Determination of Eligibility......................19
                  2.3      Omission of Eligible Employee.....................19
                  2.4      Inclusion of Ineligible Employee..................19
                  2.5      Election Not to Participate.......................19
SECTION 3....................................................................21
         CONTRIBUTIONS.......................................................21
                  3.1      Contributions by Employer.........................21
                  3.2      Determination of Contribution.....................21
                  3.3      Time of Payment of Contribution...................22
                  3.4      Benefits Provided Through Trust or Trusts.........22
                  3.5      Exclusive Benefit.................................22
                  3.6      Return of Contributions...........................22
SECTION 4....................................................................24
         ACCOUNTS OF PARTICIPANTS............................................24
                  4.1      Individual Accounts for Each Participant..........24
                  4.2      Allocation of Employer Contributions..............24
                  4.3      Allocation of Forfeitures.........................24
                  4.4      Year-End Valuation of Accounts....................25
                  4.5      Interim Valuation of Accounts.....................25
                  4.6      Debiting of Distributions.........................26
                  4.7      Effective Date of Entries.........................26
         LIMIT ON ANNUAL ADDITIONS...........................................26
                  4.8      Coverage Under This Plan Only.....................26
                  4.9      Coverage Under A Prototype Plan...................28
                  4.10     Coverage Under A Non-Prototype Plan...............30
                  4.11     Combined Limits...................................30
                  4.12     Definitions.......................................30
SECTION 5....................................................................37
         BENEFITS PAYABLE AFTER NORMAL RETIREMENT............................37
                  5.1      Optional Methods of Payment Available
                           at Retirement.....................................37
                  5.2      Manner of Payment Following Commencement
                           of Payments.......................................38
                  5.3      Required Beginning Date...........................38
                  5.4      Determination of Amount to be Distributed
                           Each Year.........................................38
                  5.5      Age 65 Distributions..............................40
                  5.6      Definitions.......................................40
                  5.7      Small Accounts....................................40
SECTION 6....................................................................41
         BENEFITS PAYABLE IN THE EVENT OF DEATH OR DISABILITY................41
                  6.1      Death Distribution Provisions.....................41
                  6.2      Definitions.......................................42
                  6.3      Designation of Beneficiary........................44
                  6.4      Failure to Designate a Beneficiary or
                           Select a Method of Payment........................45
                  6.5      Disability of a Participant.......................45
                  6.6      Transitional Rule.................................45
SECTION 7....................................................................48
         BENEFITS PAYABLE UPON BREAK IN SERVICE..............................48
         OR EMPLOYMENT TERMINATION...........................................48
                  7.1      Vesting Schedule..................................48
                  7.2      Distributions.....................................50
                  7.3      Restrictions on Immediate Distributions...........52
                  7.4      Payment of Account Balance........................54
                  7.5      Treatment of Accounts in Pay Status...............55
                  7.6      Direct Rollovers..................................55
                  7.7      Amendment of Vesting Schedule.....................56
SECTION 8....................................................................58
         FORM OF DISTRIBUTION................................................58
                  8.1      Payment in Shares or Cash.........................58
                  8.2      Dividends.........................................58
SECTION 9....................................................................59
         MERGER OR CONSOLIDATION.............................................59
                  9.1      Merger or Consolidation...........................59
                  9.2      Merger Accounts...................................59
                  9.3      Merger Agreement or Agreement Relating to
                           Transfer of Assets................................59
SECTION 10...................................................................61
         CLAIMS PROCEDURE....................................................61
                  10.1     Filing of a Claim for Benefits....................61
                  10.2     Notification to Claimant of Decision..............61
                  10.3     Review Procedure..................................62
                  10.4     Decision on Review................................62
                  10.5     Agent for Service of Process......................62
SECTION 11...................................................................63
         ADOPTION BY OTHER COMPANIES.........................................63
                  11.1     Rights of Other Companies to Participate..........63
                  11.2     Control of Plan by the Employer...................63
                  11.3     Allocations of Contributions and Forfeitures......63
                  11.4     Withdrawal of Employer or Adopting Companies......64
                  11.5     Amendment of Plan.................................64
                  11.6     Termination of One or More Parties................65
                  11.7     Reference to Employer in Plan.....................65
SECTION 12...................................................................66
         PROVISIONS RELATING TO PARTICIPANTS.................................66
                  12.1     Information Required of Participants..............66
SECTION 13...................................................................67
         PLAN ADMINISTRATOR..................................................67
                  13.1     Administration by Plan Administrator..............67
                  13.2     Appointment of Committee..........................67
                  13.3     Majority Action...................................67
                  13.4     Powers of the Plan Administrator..................68
                  13.5     Duties of the Plan Administrator..................70
                  13.6     Expenses..........................................70
SECTION 14...................................................................71
         ROLLOVERS...........................................................71
                  14.1     Rollover Contributions............................71
                  14.2     Definition of Rollover Contribution...............71
                  14.3     Definition of Rollover Amount.....................71
                  14.4     Conduit Rollovers.................................72
SECTION 15...................................................................74
         TRADES OR BUSINESSES UNDER COMMON CONTROL...........................74
                  15.1     Definitions.......................................74
                  15.2     Allocation........................................74
                  15.3     Participation and Vesting.........................75
                  15.4     Vesting and Distributions.........................75
SECTION 16...................................................................76
         TOP HEAVY PLAN RULES................................................76
                  16.1     Key Employee......................................76
                  16.2     Non-Key Employee..................................76
                  16.3     Super Top Heavy Plan..............................76
                  16.4     Top Heavy Plan....................................77
                  16.5     Top Heavy Ratio...................................77
                  16.6     Top Heavy Plan Year...............................79
                  16.7     Top Heavy Compensation............................80
                  16.8     Determination Date................................80
                  16.9     Valuation Date....................................80
                  16.10    Aggregation Group.................................80
                  16.11   Present Value of Accrued Benefits..................81
         TOP HEAVY REQUIREMENTS..............................................81
                  16.12     Top Heavy Plan Requirements......................81
                  16.13     Top Heavy Reduction..............................81
                  16.14     Minimum Allocations..............................82
                  16.15     Top Heavy Vesting................................83
                  16.16     Minimum Required Distribution....................83
                  16.17     Alternative Effective Date.......................84
SECTION 17...................................................................85
         ESOP PROVISIONS.....................................................85
                  17.1     Exempt Loans......................................85
                  17.2     ESOP Voting Rights................................87
                  17.3     Rights on Tender or Exchange Offer................89
                  17.4     Special Limitation Rules..........................91
                  17.5     Limitation on Electing Shareholder................91
                  17.6     Investment Diversification........................91
                  17.7     Company Stock Distributions.......................92
SECTION 18...................................................................94
         STOCK BONUS PLAN PROVISIONS.........................................94
                  18.1     Stock Bonus Voting Rights.........................94
                  18.2     Rights on Tender or Exchange Offer................96
                  18.3     Investment Diversification........................97
SECTION 19...................................................................98
         PAYSOP PROVISIONS...................................................98
                  19.1     Nature of the Plan................................98
                  19.2     Definitions.......................................98
                  19.3     Eligibility and Participation.....................99
                  19.4     Employer Contributions............................99
                  19.5     Participant's Accounts............................100
                  19.6     Expenses..........................................103
                  19.7     Distributions.....................................104
                  19.8     Future of the Plan................................104
SECTION 20...................................................................105
         QUALIFIED DOMESTIC RELATIONS ORDERS.................................105
                  20.1     Domestic Relations Order..........................105
                  20.2     Alternate Payee...................................105
                  20.3     Qualified Domestic Relations Order................105
         PROCEDURES..........................................................106
                  20.4      Notice...........................................106
                  20.5      Determination of Qualification...................106
                  20.6      Deferral of Payment..............................106
                  20.7      Payment after Deferral...........................106
                  20.8      Payments after Eighteen Months...................107
                  20.9      Payments Under Qualified Domestic
                            Relations Order..................................107
                  20.10    Non-qualification.................................108
                  20.11    Effective Dates...................................108
SECTION 21...................................................................109
         AMENDMENT AND TERMINATION OF PLAN;..................................109
         ASSIGNMENT OF BENEFITS..............................................109
                  21.1     Amendment.........................................109
                  21.2     Termination; Discontinuance of Contributions......110
                  21.3     Assignment of Benefits............................111

STATE OF LOUISIANA
PARISH OF OUACHITA

         BE IT KNOWN that on this 28th day of February, 2002, before me, Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

         PERSONALLY CAME AND APPEARED:

         CENTURYTEL, INC. represented herein by its Executive Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Plan Sponsor.

         The Plan Sponsor appoints Regions Morgan Keegan Trust as Trustee of the CenturyTel, Inc. Employee Stock Ownership Trust and the CenturyTel, Inc. Stock Bonus and PAYSOP Trust.

         WHEREAS, the Plan Sponsor has previously established the CenturyTel, Inc. Employee Stock Ownership Plan; and

         WHEREAS, by Merger Agreement dated September 18, 2001, the CenturyTel, Inc. Stock Bonus Plan and PAYSOP was merged into this Plan; and

         WHEREAS, the Plan Sponsor desires to incorporate into this Plan certain provisions of the Stock Bonus Plan and PAYSOP, including but not limited to specific provisions relating to PAYSOP Accounts of Participants; and

         WHEREAS, the Plan Sponsor desires to amend its Employee Stock Ownership Plan and Trust (including the Stock Bonus Plan and PAYSOP, as merged into the Employee Stock Ownership Plan) to comply with the General Agreement on Tariffs and Trade portion of the Uruguay Round Agreements Act ("GATT"), the Retirement Protection Act of 1994 ("RPA '94"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA '97"), the Internal Revenue Service Restructuring and Reform Act of 1998 ("RRA '98"), and the Community Renewal Tax Relief Act of 2000 ("CRA"), and other technical corrections and statutory revisions; and

         WHEREAS, the Plan Sponsor desires that the Employee Stock Ownership Plan, as amended and restated, shall constitute a qualified employee benefit plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") for the exclusive benefit of employees who participate herein, and shall constitute an employee stock ownership plan under Section 4975(e)(7) of the Code; and

         WHEREAS, the Plan Sponsor desires that the separate trusts provided for herein shall constitute exempt trusts under Section 501(a) of the Code;

         NOW, THEREFORE, effective September 18, 2001, except as may be indicated in specific Sections hereof and in Section 1.37, the Settlor hereby amends and restates its Employee Stock Ownership Plan, upon the terms and conditions as provided herein. The primary purpose of the Employee Stock Ownership Plan is to invest in employer securities.


                                    SECTION 1
                         DEFINITIONS AND EFFECTIVE DATES
1.1      Account.

         The ESOP Account, the Stock Bonus Account, the PAYSOP Account, the Merger Account, the Rollover Account, and the Suspense Account of a Participant, whether or not such accounts have been combined into one account.

1.2      Active Participant.

         A Participant who has completed a Year of Service within the Plan Year ending on the Adjustment Date, whether or not the Participant is employed on such date.

1.3      Adjustment Date.

         The last day of each Plan Year.

1.4      Approved Absence.

         An absence from work not exceeding one year, including absence due to temporary disability, granted to and/or approved for the Employee by an Employer in a uniform and nondiscriminatory manner; or an absence from work for service in the Armed Forces or other government services, provided that, and only so long as, reemployment rights are protected by law.

1.5      Break in Service.

         A twelve (12) consecutive month period (computation period) during which a Participant does not complete more than five hundred (500) Hours of Service with the Employer. Any Break in Service shall be deemed to have commenced on the first day of the Plan Year in which it occurs. No Break in Service shall be deemed to occur during an Employee's initial Eligibility Computation Period solely because of the failure of the Employee to complete more than five hundred (500) Hours of Service during any one Plan Year occurring in part during such twelve-month period if the Employee completes a Year of Service during such initial Eligibility Computation Period. A Break in Service shall not be deemed to have occurred during any period of Approved Absence if the Employee returns to the service of the Employer on or before the last day of the Approved Absence. A leave of absence mandated by the Family and Medical Leave Act of 1993 is not included in determining whether an Employee has incurred a Break in Service.

1.6      Company Stock.

         Shares of voting common stock, $1.00 par value, issued by the Employer.

1.7      Compensation.

         Compensation will mean compensation as that term is defined in Section 4.12(b) of the Plan, and will include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

         Notwithstanding the foregoing, Compensation for purposes of this Section shall not include: (i) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits; (ii) overtime; (iii) completion bonuses, Christmas bonuses, retirement bonuses, and other broad-based bonuses not included under the Employer's normal compensation programs; (iv) restricted stock awards under the Restricted Stock Plan or the Key Employee Incentive Compensation Plan; (v) stock options, performance shares and similar forms of compensation; and (vi) severance pay in any form.

         For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

         For Plan Years beginning on or after January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

         If a determination period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

         If compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.

         Compensation shall include only that compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in this plan, the determination period shall be the Plan Year.

         For employees of San Marcos Telephone Company, Inc., SM Telecorp, Inc., and subsidiaries thereof, who become participants in the Plan on or after June 20, 1993, compensation for the Plan Year ending December 31, 1993 shall be recognized commencing as of the effective date of participation of each such employee pursuant to Section 2.1.

1.8      Date of Employment.

         The date on which an Employee first performs an Hour of Service for the Employer.

1.9      Date of Reemployment.

         The first date occurring after an Employee's Break in Service on which he performs an Hour of Service.

1.10     Disability.

         A Participant shall be considered disabled if the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least twelve (12) months. A Participant shall only be considered disabled after proof of such disability satisfactory to the Employer is furnished (which proof shall include a determination of approval for Social Security disability benefits or, if such is not available, a written statement of a licensed physician appointed or approved by the Employer).

1.11     Eligibility Computation Periods.

         In determining Years of Service and Breaks in Service for purposes of eligibility, the initial Eligibility Computation Period is the twelve (12) consecutive month period beginning on an Employee's Date of Employment or Date of Reemployment. Subsequent Eligibility Computation Periods shall be twelve (12) consecutive month periods beginning on the first anniversary of an Employee's Date of Employment or Date of Reemployment and succeeding anniversaries thereof.

         Years of Service, and Breaks in Service, for eligibility purposes will be measured on the same Eligibility Computation Period.

1.12     Employee.

         Those persons regularly employed by the Employer, including employees of any other employer required to be aggregated with the Employer under Sections 414(b), (c), (m) or (o) of the Code. The term Employee shall also include any leased employee deemed to be an employee of the Employer as provided in Sections 414(n) or (o) of the Code. The term Employee shall not include any owner-employee, as defined in Code Section 401(c)(3), or self-employed individual, as defined in Code Section 401(c)(i).

         The term Employee shall not include an individual who is retained by the Employer pursuant to a contract or agreement that specifies that the individual is not eligible to participate in the Plan, an individual whose basic compensation for services rendered is not paid by or on behalf of the Employer, or an individual who is not classified as a common-law employee by the Employer, regardless of any subsequent reclassification of such individual as a "common-law employee" of the Employer by the Employer, any governmental agency, or any court.

1.13     Employer.

         CenturyTel, Inc.

1.14     Entry Date.

         (a) The January 1 or July 1 on which or immediately following the date on which an Employee satisfies the requirements of Section 2.1; or

         (b) In the case of an Employee whose Years of Service are disregarded pursuant to Section 1.36(c), such Employee will be treated as a new Employee for eligibility purposes. If an Employee's Years of Service may not be disregarded pursuant to Section 1.36(c), such Employee shall continue to participate in the Plan, or, if terminated, shall participate immediately upon his Date of Reemployment.

1.15     ESOP Account.

         The individual account of a Participant to which has been credited his share of Employer contributions and forfeitures, and earnings and losses thereon, under the CenturyTel, Inc. Employee Stock Ownership Plan. This Account includes the account balance of the Participant under the CenturyTel, Inc. Employee Stock Ownership Plan as of the effective date of the merger of the CenturyTel, Inc. Stock Bonus Plan and PAYSOP into the CenturyTel, Inc. Employee Stock Ownership Plan. This Account, for the 2001 Plan Year and thereafter, shall be credited with the Participant's share of Employer contributions designated by the Employer as ESOP contributions, and shall be credited with forfeitures arising from Participants' ESOP Accounts, and earnings and losses.

1.16     ESOP Trust.

         The CenturyTel, Inc. Employee Stock Ownership Trust.

1.17     Highly Compensated Employee.

         A highly compensated employee means any Employee who (1) was a five percent (5%) owner at any time during the year or the preceding year, or (2) for the preceding year had compensation from the Employer in excess of $80,000 and, if the Employer so elects, was in the top-paid group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code
Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

         For this purpose the applicable year of the Plan for which a determination is being made is called a determination year and the preceding twelve (12) month period is called a look-back year.

         A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year in accordance with Section 1.414(g)-1T, A04 of the temporary Income Tax Regulations and Notice 97-45.

         In determining whether an Employee is a highly compensated employee for years beginning in 1997, the amendments to Code Section 414(g) stated above are treated as having been in effect for years beginning in 1996.

1.18     Hour of Service.

         Each hour for an Employee under (a) through (c), determined from the employment records of the Employer. Any ambiguity which may arise shall be resolved in favor of crediting Employees with an Hour of Service.

         (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed;

         (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, leave of absence or paid time off (PTO). No more than five hundred one (501) Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to Section 2530.200(b) of the Department of Labor Regulations, which is incorporated herein by this reference; and

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (a) and/or (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         Notwithstanding the above, (i) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and (ii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee.

         Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m)), a controlled group of corporations (under Section 414(b)), or a group of trades or businesses under common control (under Section 414(c)) of which the Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) and the regulations thereunder.

         Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) or Section 414(o) and the Regulations thereunder.

         Solely for purposes of determining whether a Break in Service, as defined in Section 1.5, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

         Hours of Service shall be determined under the terms of the Family and Medical Leave Act of 1993 and the Uniformed Services Employment and Reemployment Rights Act of 1994.

1.19     Leased Employee.

         (a) Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction and control by the recipient. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

         (b) A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the leased employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

1.20     Limitation Year.

         The Plan Year unless any other twelve (12) consecutive month period is designated pursuant to a written resolution adopted by the Employer.

1.21     Merger Account.

         The account maintained for a Participant with respect to a plan which has merged with this Plan or transferred its assets to this Plan, in accordance with Section 9.2.

1.22     Normal Retirement Age.

         The fifty-fifth (55th) birthday of a Participant, at which time the Participant shall become fully vested.

1.23     Participant.

         An Employee who has satisfied the participation requirements of, and has begun participating in, the Plan, pursuant to Section 2.1.

1.24     PAYSOP Account.

         The individual account of a Participant to which has been credited his share of Employer contributions and forfeitures, and earnings and losses thereon, under the PAYSOP portion of the CenturyTel, Inc. Stock Bonus Plan and PAYSOP prior to its merger into this Plan. The PAYSOP Accounts of Participants shall be administered in accordance with Section 20 of this Plan.

1.25     Plan Administrator.

         The Committee referred to in Section 13 of this Plan.

1.26     Plan Year.

         The calendar year.

1.27     Rollover Account.

         The account maintained in accordance with Section 14.1 for each Participant who has made a rollover contribution.

1.28     Stock Bonus Account.

         The individual account of a Participant to which has been credited his share of Employer contributions and forfeitures, and earnings and losses thereon, under the CenturyTel, Inc. Stock Bonus Plan and PAYSOP. This Account includes the account balance of the Participant under the CenturyTel, Inc. Stock Bonus Plan and PAYSOP as of the effective date of the merger of the CenturyTel, Inc. Stock Bonus Plan and PAYSOP into the CenturyTel, Inc. Employee Stock Ownership Plan. This Account, shall be credited with the Participant's share of Employer contributions designated as Stock Bonus contributions, and shall be credited with forfeitures arising from Participants' Stock Bonus Accounts, and earnings and losses.

1.29     Stock Bonus and PAYSOP Trust.

         The CenturyTel, Inc. Stock Bonus and PAYSOP Trust.

1.30     Suspense Account.

         The account maintained in accordance with Section 4.8.

1.31     Top Heavy Valuation Date.

         The date specified in Section 16.9 of this Plan.

1.32     Trust or Trusts.

         The ESOP Trust and/or the Stock Bonus and PAYSOP Trust, the assets of both of which are available to pay benefits under this Plan.

1.33     Trustee.

         Regions Morgan Keegan Trust.

1.34     Valuation Date.

         The date on which the Trustee shall make a revaluation of each Trust pursuant to Section 4.4.

1.35     Vesting Computation Period.

         For purposes of determining Years of Service and Breaks in Service for computing an Employee's nonforfeitable (vested) right to the Account balance derived from Employer contributions, the computation period shall be the Plan Year.

1.36     Year of Service.

         A twelve (12) consecutive month period (computation period) during which an Employee completes at least five hundred (500) Hours of Service. Effective January 1, 1994, a Year of Service is a twelve-consecutive month period (computation period) during which an Employee completes at least one thousand (1,000) Hours of Service. All of an Employee's Years of Service shall be counted, subject to the following qualifications and exceptions:

         (a) A Year of Service will not be credited for any period of Approved Absence after the Employee incurs a Break in Service during such absence from the service of the Employer;

         (b) Service performed prior to a Break in Service shall not be taken into account until the Employee has completed a Year of Service after such Break in Service. Such Year of Service will be measured by the twelve (12) consecutive month period beginning on the Employee's Date of Reemployment and, if necessary, subsequent twelve (12) consecutive month periods beginning on anniversaries of the Employee's Date of Reemployment;

         (c) In the case of an Employee who does not have any nonforfeitable right to his Regular Account, Years of Service, whether or not consecutive, before a period of consecutive one (1) year Breaks in Service shall not be taken into account if the number of consecutive one-year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service;

         (d) In the case of a Participant who has five (5) or more consecutive one-year Breaks in Service, all service after such Breaks in Service will be disregarded for purposes of vesting the Employer-derived Account balance that accrued before such Breaks in Service. Such Participant's pre-break service will count in vesting the post-break Employer-derived Account balance only if either:

              (i) such Participant has any nonforfeitable interest in the Account balance attributable to Employer contributions at the time of separation from service; or

              (ii) upon returning to service the number of consecutive one-year Breaks in Service is less than the number of Years of Service.

         Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account balance. Both Accounts will share in the earnings and losses of the Trusts;

         (e) A Participant who does not meet the definition of Disability contained in Section 1.10 but who has been approved for benefits under the CenturyTel, Inc. Long Term Disability Plan shall be credited for all purposes under this Plan with service during the time the Participant is on disability leave and eligible for benefits under such plan;

         (f) Any Employee who was employed by Central Telephone of Ohio ("Central") on March 31, 1992 who became employed by the Employer on or about April 1, 1992 pursuant to an offer of employment by the Employer, shall, upon eligibility to participate in this Plan, be credited for all purposes under this Plan with service performed prior to April 1, 1992 for Centel Corporation, Central, or any member of a controlled group in which Centel Corporation and Central were members;

         (g) Service with San Marcos Telephone Company, Inc., SM Telecorp, Inc., and subsidiaries thereof, and any successors thereto by merger or otherwise, shall be counted for all purposes under this Plan; and

         (h) Service performed for Spectra Communications Group, LLC by an Employee shall, upon such Employee's eligibility to participate in this Plan, be credited for all purposes under the Plan.

1.37     Effective Dates.

         The general effective date of this Restatement shall be January 1, 2001; provided, however, that amendments to certain Sections of the Plan shall be effective as stated in each such Section, and the amendments to the Sections listed below shall have effective dates as listed below:

         SECTION #                                 EFFECTIVE DATE
         ---------                                 --------------
         1.7                                       Plan Years beginning after
                                                   December 31, 1996.

         1.17                                      Plan Years beginning after
                                                   December 31, 1996.

         1.19                                      Plan Years beginning after
                                                   December 31, 1996.

         4.12 (d)                                  Limitation Years beginning
                                                   after December 31, 1994.

         6.2 (f)                                   Calendar Years commencing
                                                   after December 31, 1998.

         5.7; 7.2(a); 7.3                          Plan Years beginning after
                                                   August 5, 1997.

         20.3
                                                   Judgments, orders and decrees
                                                   issued, and settlement
                                                   agreements entered into, on
                                                   or after August 5, 1997.


                                    SECTION 2
                                   ELIGIBILITY

2.1      Participation.

         Every Participant in the Plan prior to this Amendment and Restatement shall continue to participate in the Plan as of the effective date hereof. Additionally, every Employee who has completed one (1) Year of Service during an Eligibility Computation Period, shall become a Participant in the Plan as of the Entry Date. However, Employees whose terms of employment are subject to a collective bargaining agreement, which does not provide for their coverage under this Plan, as well as Employees for whom union representation negotiations have begun, which negotiations do not provide for their coverage under this Plan, are not eligible to participate. Self-employed individuals (as defined in Code
Section 401(c)(1)) and owner-employees (as defined in Code Section 401(c)(3)) are not eligible to participate in the Plan.

         Employees employed by Century Business Communications, LLC (formerly Century Business Communications, Inc., and formerly Century Printing & Publishing, Inc.), CenturyTel Interactive Company (formerly Century Interactive Communications, Inc., and formerly Interactive Communications, Inc.), CenturyTel Security Systems, Inc., CenturyTel of Northwest Arkansas, LLC, CenturyTel of Central Arkansas, LLC, CenturyTel of Central Wisconsin, LLC, Telephone USA of Wisconsin, LLC, Spectra Communications Group, LLC, CenturyTel Holdings, Inc., and CenturyTel Investments of Texas, Inc., and any wholly-owned subsidiaries or affiliates of any of the foregoing, are not eligible to participate in the Plan.

         Employees of CenturyTel of Pecoco, Inc.(formerly Pecoco, Inc.) and its subsidiaries are eligible to participate in the Plan as of April 27, 1997. Non-represented Employees of CenturyTel of the Northwest, Inc. (formerly Pacific Telecom, Inc.) and Pacific Telecom Cellular, Inc., their subsidiaries, and their Affiliates prior to the acquisition of Pacific Telecom, Inc. by Century Telephone Enterprises, Inc. or an Affiliate thereof are eligible to participate in the Plan as of January 1, 1999.

2.2      Determination of Eligibility.

         The Plan Administrator shall determine the eligibility of each Employee for participation in the Plan. Such determination shall be conclusive and binding upon all persons.

2.3      Omission of Eligible Employee.

         If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution, if necessary, so that, after the application of Section 4.2, the omitted Employee receives a total amount which the Employee would have received had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

2.4      Inclusion of Ineligible Employee.

         If, in any year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.

2.5      Election Not to Participate.

         An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year. The foregoing election not to participate shall not be available with respect to partners in a partnership.


                                    SECTION 3
                                  CONTRIBUTIONS

3.1      Contributions by Employer.

         For the current Plan Year and for each Plan Year thereafter, the Employer may make a contribution to the Trust in cash or shares of Company Stock. The Employer's contribution for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under Section 404 of the Code.

         Notwithstanding the foregoing, the Employer shall make a contribution to the extent necessary to provide the top heavy minimum allocations under
Section 16.14, even if such contribution exceeds current or accumulated net profits or the maximum amount deductible from the Employer's income for the year.

3.2      Determination of Contribution.

         The Employer shall determine the amount of any contributions to be made by it to the Trust under the terms of this Agreement. The Employer's determination of such contributions shall be binding on all Participants and the Trustee.

         The Employer shall designate whether a contribution to the Plan is an ESOP contribution or a Stock Bonus contribution. Any contribution not designated by the Employer shall be an ESOP contribution.

         The Trustee shall have no right or duty to inquire into the amount of the Employer's annual contribution, the method used in determining the amount of the Employer's contribution, or the designation of the contribution as an ESOP contribution or a Stock Bonus contribution by the Employer, but shall be accountable only for funds actually received by it.

3.3      Time of Payment of Contribution.

         The Employer shall pay to the Trustee its contribution for each Plan Year within the time prescribed by law, including extensions of time, for the filing of its Federal income tax return for such year.

3.4      Benefits Provided Through Trust or Trusts.

         Benefits under this Plan shall be funded through the CenturyTel, Inc. Employee Stock Ownership Trust and the CenturyTel, Inc. Stock Bonus and PAYSOP Trust, each established by agreement between CenturyTel, Inc. and Regions Morgan Keegan Trust. The Trustee of each Trust shall receive Employer contributions, hold and invest each Trust in accordance with the applicable Trust agreement, and distribute benefits to Participants in accordance with this Plan and directions of the Committee.

3.5      Exclusive Benefit.

         Any and all contributions made by the Employer to the Trust shall be irrevocable, and neither such contributions nor any income therefrom shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their beneficiaries under the Plan.

3.6      Return of Contributions.

         Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

         In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         In the event the deduction of a contribution made by the Employer is disallowed under Section 404 of the Code, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

                                    SECTION 4
                            ACCOUNTS OF PARTICIPANTS

4.1      Individual Accounts for Each Participant.

         The Plan Administrator or, if the Plan Administrator so determines, the Trustee, shall maintain an ESOP Account, a Stock Bonus Account and, if applicable, a PAYSOP Account for each Participant. With respect to a Participant who incurs five (5) consecutive one-year Breaks in Service before receiving a distribution, the vested portion of such Participant's ESOP Account and Stock Bonus Account shall remain in such Accounts, and the nonvested portion of the Participant's ESOP Account and Stock Bonus Account shall be forfeited as provided in Section 7.2. The PAYSOP Accounts of Participants are fully vested at all times in accordance with Section 7.1(b) and Section 19.5.

4.2      Allocation of Employer Contributions.

         Contributions made by the Employer for a Plan Year shall, as of the Adjustment Date occurring within such Plan Year, be allocated among and posted to the ESOP Account and/or Stock Bonus Account (as determined by the Employer pursuant to Section 3.2) of each Active Participant in the proportion which the Compensation paid to such Active Participant for such year bears to the total Compensation of all Active Participants for such year.

4.3      Allocation of Forfeitures.

         The amount of forfeitures determined under Section 7.2 shall be reallocated as of the Adjustment Date on which forfeitures occurred to the applicable ESOP and/or Stock Bonus Accounts of Active Participants by adding the total amount of forfeitures in ESOP Accounts to the Employer's contribution for the year designated as an ESOP contribution, and adding the total amount of forfeitures in Stock Bonus Accounts to the Employer's contribution for the year designated as a Stock Bonus contribution, and allocating the sums so computed to Participants' ESOP and Stock Bonus Accounts in accordance with Section 4.2. If there were no Employer contributions for the year, forteitures in ESOP Accounts shall be allocated to Participants' ESOP Accounts, and forfeitures in Stock Bonus Accounts shall be allocated to Participants' Stock Bonus Accounts, in accordance with Section 4.2.

4.4      Year-End Valuation of Accounts.

         The Trustee or Trustees, as of each Adjustment Date, shall determine the net worth of the assets of each Trust fund. In determining such net worth, the Trustee or Trustees shall value the assets of each Trust fund at their fair market value as of such Adjustment Date, and shall deduct all liabilities of the Plan and all expenses payable from each such Trust fund for which the Trustee has not yet obtained reimbursement. Such valuation shall not include any contribution for the year made by the Employer as of the Valuation Date.

         As of each Adjustment Date, before allocation of forfeitures and Employer contributions for the year, the Trustee or Trustees shall credit the Account of each Participant with dividends paid on shares of Company Stock allocated to such Participant's Account, and thereafter shall adjust the net credit balance in the Accounts of all Participants (whether or not active) upward or downward, pro-rata, so that the total of such net credit balances will equal the net worth of all Trust funds as of the Adjustment Date. As used herein the term "net credit balance" means the balance to the credit of each Participant as of the immediately preceding Adjustment Date or Interim Valuation Date, if later, as reduced for payments from the Accounts and forfeitures on or subsequent to such date.

4.5      Interim Valuation of Accounts.

         As of the end of any month, the Plan Administrator may request the Trustee or Trustees to determine, in accordance with the rules of Section 4.4, the then net worth of the assets constituting each Trust fund. The last day of each month as of which the Plan Administrator has requested the Trustee or Trustees to determine the aforementioned net worth is referred to herein as an "Interim Valuation Date."

         All distributions which are to be made as of or after any such Interim Valuation Date, but prior to the next succeeding Adjustment Date, or, if earlier, the next succeeding Interim Valuation Date, shall be made as if the credit balances to all Participants' Accounts had actually been credited or debited so that the total credit balances of all Accounts would equal the net worth of the assets constituting all Trust funds as of such Interim Valuation Date.

4.6      Debiting of Distributions.

         The amounts, if any, paid to or on behalf of a Participant at any time shall, concurrent with such payment, be debited against his Account.

4.7      Effective Date of Entries.

         Each Account entry which, in accordance with the provisions hereof, needs to be made shall be considered as having been made on the date herein specified regardless of the date of actual entry.

                            LIMIT ON ANNUAL ADDITIONS

4.8      Coverage Under This Plan Only.

         (a) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, or a simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer, which provides an annual addition as defined in Section 4.12, the amount of annual additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the annual additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the Limitation Year will equal the maximum permissible amount.

         (b) Prior to determining the Participant's actual compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimate of the Participant's compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

         (c) As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual compensation for the Limitation Year.

         (d) If, pursuant to Section 4.8(c) or as a result of the allocation of forfeitures, there is an excess amount, the excess will be disposed of as follows:

              (i) Any nondeductible voluntary employee contributions (plus attributable earnings), to the extent they would reduce the excess amount, will be returned to the Participant;

              (ii) If after the application of paragraph (i) an excess amount still exists, any elective deferrals (plus attributable earnings), to the extent they would reduce the excess amount, will be distributed to the Participant;

              (iii) If after the application of paragraph (ii) an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

              (iv) If after the application of paragraph (ii) an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount will be held unallocated in a Suspense Account. The Suspense Account will be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

              (v) If a Suspense Account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a Suspense Account is in existence at any time during a particular Limitation Year, all amounts in the Suspense Account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

4.9      Coverage Under A Prototype Plan.

         (a) This Section applies if, in addition to this Plan, the Participant is covered under a qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer that provides an annual addition as defined in Section 4.12 during any Limitation Year. The annual additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under the other qualified master or prototype defined contribution plans, and welfare benefit funds for the same Limitation Year. If the annual additions with respect to the Participant under other qualified master or prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the annual additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the Limitation Year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other qualified master or prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

         (b) Prior to determining the Participant's actual compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Section 4.8(b).

         (c) As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual compensation for the Limitation Year.

         (d) If, pursuant to Section 4.9(c) or as a result of the allocation of forfeitures, a Participant's annual additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by annual additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

         (e) If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

              (i)    the total excess amount allocated as of such date, times

              (ii) the ratio of (A) the annual additions allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

         (f) Any excess amount attributed to this Plan will be disposed in the manner described in Section 4.8(d).

4.10     Coverage Under A Non-Prototype Plan.

         If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, annual additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Section 4.9 as though the other plan were a master or prototype plan.

4.11     Combined Limits.

         If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed
1.0 in any Limitation Year for any Participant in this Plan, the Plan Administrator shall adjust the numerator of the defined benefit plan fraction so that the sum of both fractions shall not exceed 1.0 in any Limitation Year for such Participant. This Section 4.11 does not apply for Limitation Years beginning on or after January 1, 2000.

4.12     Definitions.

         (a) Annual additions: The sum of the following amounts credited to a Participant's Account for the Limitation Year:

              (i)    Employer contributions;

              (ii)   Employee contributions;
              (iii)  Forfeitures;

              (iv)   Amounts allocated, after March 31, 1984, to an individual

                     medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as annual additions to a defined contribution plan; and

              (v)    Allocations under a simplified employee pension.

         For this purpose, any excess amount applied under Sections 4.8(d) or 4.9(f) in the Limitation Year to reduce Employer contributions will be considered annual additions for such Limitation Year.


         (b) Compensation: For purposes of this Section, compensation shall mean Section 415 safe-harbor compensation. Compensation is defined as all of a Participant's wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan [as described in Section 1.61-2(c)]), and excluding the following:

              (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

              (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

              (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

              (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

         For any self-employed individual, compensation will mean earned income. For purposes of applying the limitations of this Section, compensation for a Limitation Year is the compensation actually paid or includable in gross income during such Limitation Year.

         Notwithstanding the preceding sentence, compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; for Limitation Years beginning before January 1, 1997, such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a highly compensated employee (as defined in Section 414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

         For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this Section, compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125 or 457.

         (c) Defined benefit fraction: A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or one hundred forty percent (140%) of the highest average compensation, including any adjustments under Section 415(b) of the Code.

         Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

         (d) Defined contribution dollar limitation: $30,000, as adjusted under Code Section 415(d).

         (e) Defined contribution fraction: A fraction, the numerator of which is the sum of the annual additions to the Participant's account under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's compensation for such year.

         If the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

         The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as annual additions.

         (f) Employer: For purposes of this Section, Employer shall mean the Employer and all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) of the Code as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m) of the Code) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under
Section 414(o) of the Code.

         (g) Excess amount: The excess of the Participant's annual additions for the Limitation Year over the maximum permissible amount.

         (h) Highest average compensation: The average compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period defined in Section 1.36 of this Plan.

         (i) Limitation year: The calendar year. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.
         (j) Master or prototype plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         (k) Maximum permissible amount: The maximum annual addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

              (i)    the defined contribution dollar limitation, or

              (ii) 25 percent of the Participant's compensation for the Limitation Year.

         The compensation limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code.

         If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                                       12

         (l) Projected annual benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

              (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

              (ii) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.


                                    SECTION 5
                    BENEFITS PAYABLE AFTER NORMAL RETIREMENT

5.1      Optional Methods of Payment Available at Retirement.

         All sums credited to a Participant's Account shall become fully vested upon attainment of Normal Retirement Age. Upon actual retirement at or after Normal Retirement Age, a Participant shall be entitled to receive the full amount credited to his Account as of the Valuation Date or Interim Valuation Date immediately preceding the month in which payment is to be made, which amount shall be paid to the Participant in one lump sum within the later of: (i) sixty (60) days after the close of the Plan Year in which the Participant retires, or (ii) sixty (60) days after the distributable amount has been determined, unless prior to the date of his retirement he elects, in the manner prescribed by the Plan Administrator, any one of the following method or methods:

         (a) Payment of the entire amount of the Participant's Account in one lump sum at some future date, not later than one year after Normal Retirement Date;
         (b) Payment in substantially equal annual, quarterly or monthly installments (including net investment income, gain or loss) until the value of such Participant's Account is exhausted. Unless the Participant elects otherwise, the payment period for a Participant's ESOP Account shall not exceed five (5) years. This five (5) year payment period for ESOP Accounts shall be extended by one (1) year, up to five (5) additional years, for each $100,000 (or fraction thereof) by which such Participant's Account balance exceeds $500,000 (the dollar amounts herein are subject to cost of living adjustments prescribed by the Secretary of the Treasury; for the 2001 Plan Year, these amounts are $155,000 and $780,000, respectively); or

         (c)  Any combination of the foregoing.

         Notwithstanding anything contained in this Section 5.1, lump sum, installment or any other benefits may not be paid directly from the Plan in any form of a life annuity or through the distribution of property in any form of a life annuity.

         In addition, if the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         All distributions required under this Section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of
Section 1.401(a)(9)-2 of the proposed regulations.

         Any distribution under this Section 5.1 shall comply with the consent requirements contained in Section 7.3.

5.2      Manner of Payment Following Commencement of Payments.

         Following the commencement of payments under Section 5.1, a Participant and the Plan Administrator may, notwithstanding the fact that periodic benefits are being paid, agree that as of any subsequent date the balance credited to such Participant's Account shall be paid to or applied for the benefit of the Participant in accordance with any other payout method of Section 5.1.

5.3      Required Beginning Date.

         The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date, as defined in Section 6.2(f).

5.4      Determination of Amount to be Distributed Each Year.

         If a Participant's interest is to be distributed in other than a single-sum, the following minimum distribution rules shall apply on or after the required beginning date:

         (a) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

         (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         (c) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in Section 5.4(a) above as the relevant divisor without regard to proposed regulations
Section 1.401(a)(9)-2.

         (d) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

5.5      Age 65 Distributions.

         Upon the attainment of the age of 65 years, a Participant shall be entitled to elect a distribution of all or a portion of his Account in the Plan. A Participant who elects to receive a distribution pursuant to this Section 5.5 shall continue to be eligible to participate in the Plan on the same basis as any other Participant.

5.6      Definitions.

         For purposes of this Section, the definitions contained in Section 6.2 shall apply.

5.7      Small Accounts.

         Any provision of the Plan to the contrary notwithstanding, the Administrator shall have the authority to direct the settlement of a Participant's Account having a balance of less than $5,000.00 by the payment of one lump sum.

                                    SECTION 6
              BENEFITS PAYABLE IN THE EVENT OF DEATH OR DISABILITY

6.1      Death Distribution Provisions.

         Upon the death of a Participant, his or her beneficiary shall be entitled to receive the full amount credited to his Account. Upon the death of a Participant, the following distribution provisions shall take effect:

         (a) If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (b) If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

              (i) if any portion of the Participant's interest is payable to a designated beneficiary, distributions may be made over the life expectancy or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

              (ii) if the designated beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70 2.

         If the Participant has not made an election pursuant to this Section 6.1(b) by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (c) For purposes of Section 6.1(b) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Section 6.1(b), with the exception of paragraph (ii) therein, shall be applied as if the surviving spouse were the Participant.

         (d) For purposes of this Section 6.1, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         (e) For the purposes of this Section 6, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 6.1(c) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 6.1(b) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

6.2      Definitions.

         For purposes of this Section and Section 5, the following definitions shall apply:

         (a) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

         (b) Designated beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) and the proposed regulations thereunder.

         (c) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to this Section 6.1 above.

         (d) Life expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the income tax regulations.

         Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 6.1(b)(ii) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

         (e)  Participant's benefit.

              (i) The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

              (ii) Exception for second distribution calendar year. For purposes of paragraph (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

         (f) Required beginning date. The required beginning date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 2 or retires, except that benefit distributions to a five percent (5%) owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 702.

         (g)  5-Percent owner.

              (i) A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416 of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 2.

              (ii) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

6.3      Designation of Beneficiary.

         A Participant at the time he joins the Plan shall designate a beneficiary or beneficiaries to receive the sums credited to his Account in the event of his death, which designation may be changed by the Participant from time to time. To be effective, the original designation of beneficiaries and any subsequent change must be in writing on the form provided for that purpose by the Plan Administrator.

         The beneficiary of a Participant who is married at the time of his death shall be his surviving spouse unless his surviving spouse consents in writing on the form provided for that purpose by the Plan Administrator to the designation of another beneficiary. A consent by a Participant's spouse shall not be effective unless such consent is witnessed by the Plan Administrator or a Notary Public.

6.4      Failure to Designate a Beneficiary or Select a Method of Payment.

         In the event that no beneficiary is properly designated or in the event that a beneficiary designated by the Participant predeceased the Participant and no new designation of beneficiary is made, the Plan Administrator, in its discretion, may direct the Trustee to make payment of all sums to which the deceased Participant is entitled to either:

         (a) any one or more of the next of kin (including the surviving spouse) of the Participant and in such proportions as the Plan Administrator may determine; or

         (b) the legal representative or representatives of the estate of the last to die of the Participant or his beneficiary.

         If a Participant who is married at the time of his death has not properly designated a beneficiary other than his spouse in accordance with the last paragraph of Section 6.3, the Participant's beneficiary shall be his surviving spouse.

6.5      Disability of a Participant.

         In the event of the Disability of a Participant prior to attaining Normal Retirement Age, such Participant shall be entitled to receive the entire amount credited to his Account. Payment shall begin as soon as administratively feasible after the close of the Plan Year in which the Administrator receives proof of the Participant's Disability, and shall be made in accordance with any of the methods provided in Section 5, as selected by the Participant. Any distribution hereunder shall comply with the consent requirements contained in
Section 7.3.

6.6      Transitional Rule.

         Notwithstanding the other requirements of this Section, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

         (a) The distribution by the Plan is one which would not have disqualified such Plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (b) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a beneficiary of such Employee.

         (c) Such designation was in writing, was signed by the Employee or the beneficiary, and was made before January 1, 1984.

         (d) The Employee had accrued a benefit under the plan as of December 31, 1983.

         (e) The method of distribution designated by the Employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

         A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

         For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (a) and (e) above.

         If a designation is revoked any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

                                    SECTION 7

                     BENEFITS PAYABLE UPON BREAK IN SERVICE
                            OR EMPLOYMENT TERMINATION

7.1      Vesting Schedule.

         Any Participant who incurs a Break in Service during a vesting computation period for reasons other than his retirement, death or disability shall be entitled to receive at the time and in the manner described hereinafter that percentage of the amount credited to his Account as of the Valuation Date or Interim Valuation Date coincident with or immediately preceding the Break in Service, determined as follows:

         (a) An ESOP Account, a Stock Bonus Account, and a Merger Account shall be vested in accordance with the following schedule:

             YEARS OF SERVICE                   VESTED PERCENTAGE
               less than 5                             0
               5 or more                              100

         (b) A Rollover Account and a PAYSOP Account shall be fully vested at all times.

         Notwithstanding the above provisions of this Section 7.1, a Participant's vested interest shall not be less than it was before this amendment and restatement. Also, notwithstanding the above vesting schedule, an Employee's right to his or her Account balance is nonforfeitable upon the attainment of Normal Retirement Age.

         Finally, notwithstanding the above vesting schedule, an Employee's right to his or her Account balance shall fully vest and become nonforfeitable automatically upon the occurrence of any of the following events, each of which shall constitute a "Change of Control": (i) the acquisition by any person of beneficial ownership of 30% or more of the outstanding shares of the Company Stock, or 30% or more of the combined voting power of the Employer's then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this sub-item (i), the following acquisitions shall not constitute a Change of Control: (a) any acquisition (other than a Business Combination (as defined below) which constitutes a Change of Control under sub-item (iii) hereof) of Company Stock directly from the Employer, (b) any acquisition of Company Stock by the Employer or its subsidiaries, (c) any acquisition of Company Stock by any employee benefit plan (or related trust) sponsored or maintained by the Employer or any corporation controlled by the Employer, or (d) any acquisition of Company Stock by any corporation pursuant to a Business Combination that does not constitute a Change of Control under sub-item (iii) hereof; or (ii) individuals who, as of January 1, 2000, constitute the Board of Directors of the Employer (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Employer's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or (iii) consummation of a reorganization, share exchange, merger or consolidation (including any such transaction involving any direct or indirect subsidiary of the Employer), or sale or other disposition of all or substantially all of the assets of the Employer (a "Business Combination"); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination: (a) the individuals and entities who were the beneficial owners of the Employer's outstanding Company Stock and the Employer's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the surviving or successor corporation, or, if applicable, the ultimate parent company thereof (the "Post-Transaction Corporation"), and (b) except to the extent that such ownership existed prior to the Business Combination, no person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Employer, the Post-Transaction Corporation or any subsidiary of either corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and (c) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or (iv) approval by the shareholders of the Employer of a complete liquidation or dissolution of the Employer. For purposes of the immediately preceding sentence, the term "person" shall mean a natural person or entity, and shall also mean the group or syndicate created when two or more persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that "person" shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

7.2      Distributions.

         (a) If an Employee terminates service, and the value of the Employee's vested Account balance derived from Employer and Employee contributions is not greater than $5,000, the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a forfeiture. If an Employee would have received a distribution under the preceding sentence but for the fact that the Employee's vested Account balance exceeded $5,000 when the Employee terminated service and if at a later time such Account balance is reduced such that is not greater than $5,000, the Employee will receive a distribution of such Account balance and the nonvested portion will be treated as a forfeiture. For purposes of this Section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance. A Participant's vested Account balance shall not include accumulated deductible employee contributions within the meaning of
  Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.
         (b) If an Employee terminates service, and elects, in accordance with the requirements of this Section 7, to receive the value of the Employee's vested Account balance, the nonvested portion will be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer-derived Account balance.

         (c) If an Employee receives or is deemed to receive a distribution pursuant to this Section and the Employee resumes employment covered under this Plan, the Employee's Employer-derived Account balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive one-year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive one-year Breaks in Service, upon the reemployment of such Employee, the Employer-derived Account balance of the Employee will be restored to the amount on the date of such deemed distribution.

         In the event restoration is required under this Section 7.2(c), the sources of restoration, in the order listed, shall be:

              (i) Forfeitures. To the extent used for restoration, they shall not be reallocated, or used to reduce the Employer contribution, as normally provided in
                     Section 4.3.

              (ii) Employer contribution. Notwithstanding Section 3.1, the Employer shall make any contribution required for restoration.

         Such restoration shall be made for the year in which repayment occurs within the time prescribed by law, including extensions of time, for the filing of the Employer's Federal income tax return for such year.

         For purposes of applying the limitations of Code Sections 415(c) and
(e), and Section 4.8 and 4.9 of this Plan, the repayment by the Participant and the restoration provided for above shall not be treated as annual additions.

7.3      Restrictions on Immediate Distributions.

         (a) If the value of a Participant's vested Account balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $5,000, and the Account balance is immediately distributable, the Participant must consent to any distribution of such Account balance. The Plan Administrator shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date. However, distribution may commence less than thirty (30) days after the notice described in the preceding sentence is given, provided the distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.

         (b) The consent of the Participant shall not be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Account balance will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975 (e)(7) of the Code) then the Participant's account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

         (c) An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

         (d) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested Account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

         (e) If the value of a Participant's vested Account balance derived from Employer and Employee contributions:

              (i) for Plan Years beginning after August 6, 1997, exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution),

              (ii) for Plan Years beginning after August 5, 1997, and for a distribution made prior to March 22, 1999, exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution),

              (iii) and for Plan Years beginning after August 5, 1997, and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the Account balance is immediately distributable, the Participant must consent to any distribution of such Account balance.

7.4      Payment of Account Balance.

         Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

         (a) the Participant attains age 65 (or Normal Retirement Age, if earlier);

         (b) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

         (c) the Participant terminates service with the Employer. Notwithstanding the foregoing, the failure of a Participant to consent to a distribution while a benefit is immediately distributable, within the meaning of
Section 7.3 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

7.5      Treatment of Accounts in Pay Status.

         If payments are to be made under Section 5.1(b) or (c), at the election of the Plan Administrator:

         (a) The Participant's Account shall continue to share in the annual and interim valuations of the trust fund and in the adjustment of the accounts for investment income, gains or losses as provided in Sections 4.4 and 4.5; or

         (b) The Plan Administrator may instruct the trustee to segregate the Participant's Account which shall then be separately valued and adjusted each year to reflect the actual income derived thereon and any distributions made therefrom under this Plan.

7.6      Direct Rollovers.

         (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The distributee may select only one (1) eligible retirement plan to which a direct rollover may be made.

         (b)  Definitions

              (i)   Eligible rollover distribution: An eligible rollover

                    distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998; the portion of any other distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

              (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                    Section  408(b) of the Code,  an annuity  plan  described in
                    Section 403(a) of the Code, or a qualified plan described in
                    Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (iii) Distributee: A distributee includes an Employee or
                    former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

7.7      Amendment of Vesting Schedule.

         If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears.

         The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

         (a)  60 days after the amendment is adopted;

         (b)  60 days after the amendment becomes effective; or

         (c) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.


                                    SECTION 8

                              FORM OF DISTRIBUTION

8.1      Payment in Shares or Cash.

         Any distributions under Sections 5, 6, and 7 shall be made by the Trustee by distributing whole shares of Company Stock, as determined by the Trustee, at the market value of such shares on a national securities exchange or a national quotation system, with the value of any fractional shares paid in cash.
         The Trustee may, with the consent of the Participant or if the Participant is deceased, his beneficiary, make distributions under Sections 5, 6 and 7 in cash. With respect to a cash-out distribution under Section 5.7, 7.2(a) or 7.3, the consent of the Participant to a cash distribution shall be deemed unless the Participant instructs the Trustee in writing that the Participant desires a distribution in shares of Company Stock. The amount of cash to be distributed to a Participant for shares actually allocated to his Account shall be determined based on the market value of the shares of Company Stock as of the trading date immediately preceding the distribution.

8.2      Dividends.

         Cash dividends on shares of Company Stock allocated to Accounts of Participants who are entitled to receive distributions from the Plan may be paid to Participants currently, or at such time as payment is otherwise due under Sections 5, 6, and 7, as determined in the sole discretion of the Plan Administrator, exercised in a uniform and nondiscriminatory manner.

                                    SECTION 9

                             MERGER OR CONSOLIDATION

9.1      Merger or Consolidation.

         In the event of a merger or consolidation of this Plan with any other plan, or in the event of a transfer of assets or liabilities of this Plan to any other plan, each Participant in the Plan will receive a benefit immediately after the merger, consolidation, or transfer (as if the Plan then terminated) which is at least equal to the benefit the Participant would have been entitled to immediately before such merger, consolidation, or transfer (as if the Plan had then terminated).

9.2      Merger Accounts.

         In the event any other plan transfers its assets to this Plan or merges with this Plan, this Plan being the surviving plan, the Plan Administrator, or if the Plan Administrator so determines, the Trustee, shall create a "Merger Account" for each Participant whose accounts are transferred to this Plan. A Participant's Merger Account shall be paid to the Participant or his beneficiaries in accordance with Sections 5, 6, 7 and 8. Merger Accounts shall participate in the earnings and losses of the Trusts in the same manner as Regular Accounts.

9.3      Merger Agreement or Agreement Relating to Transfer of Assets.

         Upon instructions of the Plan Administrator, the Trustee shall enter into a merger agreement with any other plan or shall enter into an agreement respecting the transfer of assets of this Plan to another plan or from any other plan to this Plan; however, if this Plan is a profit-sharing plan which does not provide for a life annuity form of payment to Participants, the Plan Administrator shall not enter into any agreement for the transfer of assets from another plan to this Plan if the proposed transferor plan is a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus, or profit sharing plan which would otherwise provide for a life annuity form of payment to the participants in such plan.

                                   SECTION 10

                                CLAIMS PROCEDURE

10.1     Filing of a Claim for Benefits.

         (a) Every Participant and beneficiary (the claimant) who thinks he is entitled to a benefit under the Plan or who is not satisfied that the correct benefit is being paid shall have the right to file a claim for such benefit at any time.

         (b) Such claim must be filed in writing with the Plan Administrator. The claim shall set forth the grounds on which it is based, but no particular form of written claim is required.

10.2     Notification to Claimant of Decision.

         (a) The Plan Administrator shall furnish notice of its decision (to grant the claim or to deny it in whole or in part) to the claimant within sixty
(60) days after the claim is filed. If the Plan Administrator fails to give notice within sixty (60) days after the claim is filed, it shall be considered wholly denied.

         (b) If the claim is denied in whole or in part, the notice of denial by the Plan Administrator to the claimant shall set forth in writing in a manner calculated to be understood by the claimant:

              (i)    The specific reason or reasons for the denial;
              (ii) Specific reference to pertinent plan provisions on which the denial is based;

              (iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

              (iv) An explanation of the Plan's claim review procedure as set forth in Section 10.3.

10.3     Review Procedure.

         (a) A claimant may appeal the denial of a claim, including a claim considered denied, to the Plan Administrator for a full and fair review of the claim.

         (b) A request for review of a denied claim must be made in writing to the Plan Administrator within sixty (60) days after the date of the notice denying the claim or within sixty (60) days after the date on which the claim is considered denied.

         (c) The claimant or his authorized representative shall have the right, during the review procedure, to review all pertinent documents and to submit issues and comments in writing to the Plan Administrator.

10.4     Decision on Review.

         (a) A decision on review shall be made promptly by the Plan Administrator and not later than sixty (60) days after it receives the request for review.

         (b) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant and specific references to pertinent Plan provisions on which the decision is based.

10.5     Agent for Service of Process.

         In any action against the Plan or Trust, the Plan Administrator, whose address is 100 CenturyTel Drive, Monroe, Louisiana 71203, shall be the agent for service of process of the Plan and Trust.

                                   SECTION 11

                           ADOPTION BY OTHER COMPANIES

11.1     Rights of Other Companies to Participate.

         Any other corporation, association, joint venture, proprietorship or partnership (hereinafter called adopting companies) may adopt the terms of this Plan by a resolution of the Board of Directors of such entity in the form specified by the Plan Administrator, provided that the Board of Directors of the Employer and the Plan Administrator both approve such participation. Unless otherwise provided in the Plan or in a separate written agreement, all subsidiaries of the Employer shall be deemed to be adopting companies participating in the Plan. A newly formed subsidiary, or a subsidiary acquired by the Employer, shall be deemed to be an adopting company as of the date of formation or acquisition, as the case may be, unless otherwise provided in the Plan or in a separate written agreement.

11.2     Control of Plan by the Employer.

         The administrative powers and control of the Employer as provided in the Plan, shall not be deemed diminished under the Plan by reason of participation of adopting companies in the Plan, and such administrative powers and control specifically granted herein to the Employer with respect to the appointment of the Plan Administrator and Trustee and other matters shall apply only with respect to the Employer. The Plan Administrator, under the control of the Employer, shall also be the Plan Administrator for the adopting companies.

11.3     Allocations of Contributions and Forfeitures.

         The amounts forfeited by Employees of the Employer and adopting companies shall be allocated across company lines in accordance with the provisions of Section 4.3 hereof to all Participants who were Employees of the Employer and applicable adopting companies during the Plan Year in which such forfeitures occurred and the contributions made by the Employer and each adopting company shall be allocated across company lines in accordance with the provisions of Section 4.2 hereof to Participants who were Employees of the Employer and applicable adopting companies during the Plan Year for which each contribution is made. One member of an affiliated group may make contributions on behalf of another member of such group in accordance with Regulations Section 1.404(a)-10, as amended.

11.4     Withdrawal of Employer or Adopting Companies.

         The Employer or adopting company may withdraw at any time without affecting the others in the Plan. Such withdrawal may be accompanied by such amendments to the Plan as the withdrawing Employer or adopting company shall deem proper to continue a plan for its Employees separate and distinct from this Plan, but, if such withdrawing party does not provide for the continuance of a separate plan for its Employees, such withdrawal shall constitute a termination of this Plan with respect to that withdrawing party. The Employer may in its absolute discretion terminate any adopting company's participation at any time. Withdrawal from the Plan by any party shall not affect the continued operation of the Plan with respect to the other participating parties.

11.5     Amendment of Plan.

         The participation in the Plan of adopting companies shall not limit the power of the Employer under Trust Section 4.1; provided, however, that the Employer shall deliver notice of each amendment to the Plan to each adopting company within thirty (30) days of such amendment. Amendments by the Employer shall be binding upon all adopting companies to the extent accepted by such adopting companies. Acceptance by each such company shall be presumed unless the Employer and Trustee are given written notice of refusal to accept within sixty
(60) days after the date of the amendment. The Employer and each adopting company may modify the provisions of the Plan as it pertains only to its own Employees by the adoption of an amendment to the Plan specifying such modifications which shall pertain only to its Employees except to the extent that Employer amendments are presumed accepted by the adopting companies, and shall not affect the continued operation of the Plan with respect to any other party.

11.6     Termination of One or More Parties.

         The Plan may be terminated by all parties at any time in the manner described in Trust Section 4.2, on the part of each party. The Plan may be terminated in the manner described above with respect to one, but less than all the parties hereto and the Plan continued for the remaining parties.

11.7     Reference to Employer in Plan.

         Except as provided in this Section 11 and unless the context indicates otherwise, references to "Employer" in this Plan shall mean the Employer and all adopting companies.

                                   SECTION 12

                       PROVISIONS RELATING TO PARTICIPANTS

12.1     Information Required of Participants.

         Each Participant shall furnish to the Plan Administrator such information as the Plan Administrator shall deem necessary and desirable for purposes of administering the Plan.

         Any notice or information which, according to the provisions of the Plan, must be filed with the Plan Administrator shall be deemed so filed if addressed to 100 CenturyTel Drive, Monroe, Louisiana 71203, and either delivered in person or mailed to such address, postage fully paid.

                                   SECTION 13

                               PLAN ADMINISTRATOR

13.1     Administration by Plan Administrator.

         This Plan shall be administered by a Committee, which shall be the "Plan Administrator" and "named fiduciary."

13.2     Appointment of Committee.

         The Board of Directors of the Employer shall fix the number of persons to be members of the Committee (which number of voting members shall always be an odd number) and shall appoint persons from among the officers and Employees of the Employer to serve as members of the Committee. The Committee shall have complete control of the administration of the Plan. Members of the Committee shall serve without remuneration for so long as it is mutually agreeable to them and to the Employer but they shall be reimbursed for all expenses incurred by them in the performance of their duties. Any member may resign by delivering his written resignation to the Employer and to the other members of the committee. The Board of Directors of the Employer may remove or replace any member of the Committee, or fill any vacancy, no matter how created, by notifying the member concerned and the other members of the Committee in writing.

13.3     Majority Action.

         Action taken by a majority of the members of the Committee shall, to the extent lawful, be binding upon the Employees, Participants, and all persons claiming any right under the Plan through any Employee or Participant. The Committee may act by vote, at a meeting, or in writing, without a meeting. Any act of the Committee shall be sufficiently evidenced if certified to by any two members thereof or by any person not a member of the Committee but who is designated, in writing, as the Secretary of the Committee by a majority thereof. A member of the Committee who is a Participant shall not vote on any question relating specifically to himself, and in the event the remaining members of the Committee are unable to agree to a determination of such question, another person shall be selected by the Board of Directors of the Employer for the purpose of making such determination.

13.4     Powers of the Plan Administrator.

         The Committee as Plan Administrator shall have the following powers:

         (a) To make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions hereof;

         (b) To construe all terms, provisions, conditions and limitations of this Plan;

         (c) To correct any defect or supply any omission or reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient to carry this Plan into effect for the greatest benefit of all interested parties;

         (d) To select, employ and compensate from time to time such consultants, actuaries, accountants, attorneys, and other agents and employees as the Plan Administrator may deem necessary or advisable in the proper and efficient administration of this Plan and Trust to carry out nonfiduciary and fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA);

         (e) To determine all questions relating to the eligibility of Employees to become Participants, and to determine the amount of compensation upon which the allocation of each Participant shall be calculated;

         (f) To make all determinations and computations concerning the benefits, credits and debits to which any Participant or beneficiary is entitled under the Plan;

         (g) To determine all questions relating to the administration of this Plan and Trust (1) when differences of opinion arise between the Employer, the Trustee, a Participant, or any of them, and (2) whenever it is deemed advisable to determine such questions in order to promote the uniform administration of the Plan for the greatest benefit of all parties concerned;

         (h) To appoint any Employee of the Employer to act as Secretary for the Plan Administrator, and to authorize the Secretary so appointed to act for the Plan Administrator in all routine matters connected with the administration of the Plan;

         (i)  To determine whether a Participant is disabled for the purposes of
Section 6.5 hereof;

         (j) To appoint an investment manager or managers (as defined in Section 3(38) of ERISA) to manage (including the power to acquire and dispose
of) all or any part of the assets of the Plan; and

         (k) To provide for the allocation of fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA). Actions dealing with fiduciary responsibilities shall be taken in writing and the performance of agents, counsel, and fiduciaries to whom fiduciary responsibilities have been delegated shall be reviewed periodically.

         The foregoing list of express powers is not intended to be either complete or conclusive, but the Plan Administrator shall, in addition, have such powers as it may reasonably determine to be necessary to the performance of its duties under the Plan and Trust. The decision or judgment of the Plan Administrator on any question arising in connection with the exercise of any of its powers or any matter of Plan administration or the determination of benefits shall be final, binding and conclusive upon all parties concerned.


13.5     Duties of the Plan Administrator.

         The Committee as Plan Administrator shall, as a part of its general duty to supervise and administer the Plan:

         (a) Establish and maintain the Accounts described herein and direct the maintenance of such other records and the preparation of such forms as are required for the efficient administration of the Plan;

         (b)  Give the Trustee specific directions in writing in respect to:

              (i) The making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

              (ii) The making of any other payments which the Trustee is not by the terms of the trust agreement authorized to make without a direction in writing by the Plan Administrator; and

         (c)  Prepare an annual report, as of the end of the Plan Year.

13.6     Expenses.

         The Employer shall reimburse each Trust fund for all expenses (other than normal brokerage charges which are included in the cost of securities purchased or charged to proceeds in the case of sales) incurred in the administration of the Plan under Section 1.5 of each Trust, including the expenses and fees of the Trustee, except that any such expenses not so reimbursed by the Employer shall be paid from the appropriate Trust fund.

                                   SECTION 14

                                   ROLLOVERS

14.1     Rollover Contributions.

         If the Plan Administrator instructs the Trustee in writing to accept Rollover Contributions, any Employee who is a Participant or who will become a Participant if he completes a Year of Service in an Eligibility Computation Period may make a Rollover Contribution at any time. The Trustee shall credit the fair market value of any Rollover Contribution to a Rollover Account of the contributing Participant as of the date the Rollover Contribution is made. A Rollover Account shall be fully vested and shall be paid to the Participant or his beneficiaries in accordance with Section 5, 6, 7 and 8. Rollover Accounts shall participate in the earnings and losses of the Trust Fund, but not in forfeitures or Employer contributions.

14.2     Definition of Rollover Contribution.

         The term Rollover Contribution is defined as the contribution of a Rollover Amount as defined in Section 14.3 to the Trustee on or before the sixtieth (60th) day immediately following the day the contributing Participant receives the Rollover Amount.

14.3     Definition of Rollover Amount.

         The term Rollover Amount is defined as a distribution which meets the following requirements:

         (a) the amount distributed to the Participant is deposited to the Plan no later than the sixtieth day after such distribution was received by the Participant;

         (b) the amount distributed is not one of a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated beneficiary, or for a specified period of ten years or more;

         (c)  the amount distributed is not required under Code Section
401(a)(9);

         (d) if the amount distributed included property such property is rolled over, or if sold the proceeds of such property may be rolled over;

         (e) the amount distributed is includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         In addition, if the Plan Administrator so instructs the Trustee in writing, the Plan will accept any eligible rollover distribution (as defined in Section 7.6) directly to the Plan.

         Rollover Amounts which relate to distributions prior to January 1, 1993, must be made in accordance with paragraphs (a) through (e) and additionally meet the requirements of paragraph (f):

         (f) The distribution from the qualified plan constituted the Participant's entire interest in such Plan and was distributed within one taxable year to the Participant:

              (i) on account of separation from service, a Plan termination, or in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan within the meaning of Code Section 402(a)(6)(A), or

              (ii) in one or more distributions which constitute a qualified lump sum distribution within the meaning of Code Section 402(e)(4)(A), determined without reference to subparagraphs (B) and (H).

14.4     Conduit Rollovers.

         A Rollover Contribution may also be made through an individual retirement account (IRA) qualified under Code Section 408 where the IRA was used as a conduit from a qualified plan, the Rollover Contribution is made in accordance with the rules provided under paragraphs (a) through (f), above, and the Rollover Contribution does not include any regular IRA contributions, or earnings thereon, which the Participant may have made to the IRA. Rollover Contributions, which relate to distributions prior to January 1, 1993, may be made through an IRA in accordance with paragraphs (a) through (f), above, and additional requirements as provided in the previous sentence. The Trustee shall not be held responsible for determining the tax free status of any Rollover Contribution made under this Plan.


                                   SECTION 15

                    TRADES OR BUSINESSES UNDER COMMON CONTROL

15.1     Definitions.

         All employees of all corporations which are members of a controlled group of corporations (as defined in Section 414(b) of the Code) and all employees of all trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code) will be treated as employed by a single employer.

         Such other trades or businesses in a group with the Employer are hereinafter called "Associated Employer." The term "transferred participant" means an Employee of the Employer who was a Participant in this Plan and who is employed by an Associated Employer after his services with the Employer are terminated.

         In addition to the foregoing, Hours of Service will also be credited for any individual required under Section 414(m) or 414(n) of the Code to be considered an employee of any employer aggregated under Section 414(b), (c), or
(m) or the Code.

         Any Leased Employee as defined in Section 1.19(a), excluding any Leased Employee described in Section 1.19(b), shall be treated as an employee of the recipient employer.

15.2     Allocation.

         No Employee shall be credited with any compensation for a year under
Section 4.2 of this Plan except with respect to compensation actually paid to him by the Employer or accrued by the Employer with respect to him.



15.3     Participation and Vesting.

         All of an Employee's service with an Associated Employer shall be counted as service with the Employer for all purposes of this Plan, except as otherwise provided in the Plan or in a separate written agreement.

15.4     Vesting and Distributions.

         In determining whether a transferred participant incurs a Break in Service under this Plan, his service with the Employer shall be combined with his service with an Associated Employer. In determining whether a transferred participant subsequently incurs a Break in Service with the Employer for vesting and distribution purposes, his Hours of Service with Associated Employers shall be counted.

                                   SECTION 16

                              TOP HEAVY PLAN RULES

16.1     Key Employee.

         Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds one hundred percent (100%) of the dollar limitation under Section 415(c)(1)(A) of the Code, a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four (4) preceding Plan Years.

         The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

16.2     Non-Key Employee.

         Any Employee who is not a Key Employee.

16.3     Super Top Heavy Plan.

         For any Plan Year beginning after December 31, 1983, this Plan is a Super Top Heavy Plan if any of the following conditions exists:

         (a) If the top heavy ratio for this Plan exceeds ninety percent (90%) and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

         (b) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds ninety percent (90%).

         (c) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds ninety percent (90%).

16.4     Top Heavy Plan.

         For any Plan Year beginning after December 31, 1983, this Plan is a Top Heavy Plan if any of the following conditions exists:

         (a) If the top heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

         (b) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds sixty percent (60%).

         (c) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds sixty percent (60%).

16.5 Top Heavy Ratio.

         (a) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the determination date(s) has or had accrued benefits, the top heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the five (5) year period ending on the determination date(s)), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five (5) year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top heavy ratio are adjusted to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

         (b) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the determination date(s) has or has had any accrued benefits, the top heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top heavy ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the determination date.

         (c) For purposes of (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant
(1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the determination date will be disregarded. The calculation of the top heavy ratio, and to the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

         The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

16.6     Top Heavy Plan Year.

         For a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy Plan.

16.7     Top Heavy Compensation.

         For any Top Heavy Plan Year, compensation as defined in Code Section 415(c)(3) and Regs. Section 1.415-2(d), not in excess of $200,000 (or such other amounts as the Secretary of Treasury or his delegate may designate), which shall be considered as compensation for all purposes of Section 16 of this Plan.

16.8     Determination Date.

         The last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of such Plan Year.

16.9     Valuation Date.

         The last day of the Plan Year, on which Account balances or accrued benefits are valued for purposes of calculating the Top Heavy Ratio.

16.10    Aggregation Group.

         Either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

         (a) Required Aggregation Group: (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

         (b) Permissive Aggregation Group: The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

         In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

16.11.   Present Value of Accrued Benefits.

         The present value of an accrued benefit under a defined benefit plan shall be based on the interest and mortality rates specified in such defined benefit plan.
                             TOP HEAVY REQUIREMENTS

16.12.   Top Heavy Plan Requirements.

         If the Plan is or becomes top heavy in any Plan Year beginning after December 31, 1983, the provisions of this Section 16 will supersede any conflicting provisions in the Plan.

16.13.   Top Heavy Reduction.

         (a) In Section 4.9(a), 1.0 shall be substituted for 1.25 unless the extra minimum allocation is being made pursuant to Section 16.14. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, 1.0 shall be substituted for 1.25 in any event.

         (b) $41,500 shall be substituted for $51,875 in determining the "transition fraction" of Section 4.9(b).

16.14.   Minimum Allocations.

         (a) Except as otherwise provided in (c) and (d) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's compensation, as limited by Section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory employee contributions to the Plan, or (iii) compensation less than a stated amount.

         (b) For purposes of computing the minimum allocation, compensation will mean compensation as defined in Section 1.7 of the Plan.

         (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has elected that the minimum allocation or benefit requirement applicable to top heavy plans will be met in the other plan or plans.
         (e) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under
Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

16.15.   Top Heavy Vesting.

         For any Plan Year in which this Plan is top-heavy, the following vesting schedule will automatically apply to the Plan, but only if the application of such schedule results in a higher vested percentage for the
Participant:

            YEARS OF SERVICE                    VESTED PERCENTAGE
            ----------------                    -----------------
                  2                                      20%
                  3                                      40%
                  4                                      60%
                  5                                      80%
                  6                                     100%


The minimum vesting schedule applies to all benefits within the meaning of
Section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top-heavy changes for any Plan Year. However, this Section does not apply to the Account balance of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy and such Employee's Account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

16.16.   Minimum Required Distribution.

         A Key Employee's benefits shall be distributed to him or begin to be distributed to him under Section 5 no later than the taxable year in which he attains age 70 1/2 regardless of when he retires.

16.17.   Alternative Effective Date.

         Notwithstanding any other provision of this Plan and Trust, the effective date otherwise provided for the application of this Section 16 shall be extended in accordance with any legislative act of Congress.

                                   SECTION 17

                                 ESOP PROVISIONS

17.1     Exempt Loans.

         (a) Subject to the provisions of this Section 17.1, the Trustee may incur installment obligations from time to time to finance the acquisition of Company Stock for the Trust or to repay a prior loan. Any such loan which is made or guaranteed, directly or indirectly, by a disqualified person or party in interest is referred to herein as an "exempt loan".

         (b) An exempt loan must be primarily for the benefit of the Participants and beneficiaries of this Plan. At the time the loan is made, the interest rate and price of Company Stock to be acquired with loan proceeds should not be such that the Plan assets might be drained off. The terms of a loan must, at the time the loan is made, be at least as favorable to the Plan as the terms of a comparable loan resulting from arms length negotiations between independent parties.

         (c) The proceeds of an exempt loan must be used within a reasonable time after receipt by the Plan and Trust only for any or all of the following purposes:
              (i)    To acquire Company Stock;

              (ii)   To repay such loan; or

              (iii) To repay a prior exempt loan. A new loan the proceeds of which are so used must satisfy the provisions of this paragraph (c).

         Except as otherwise provided in this section 17, or as otherwise required by applicable law, no Company Stock acquired with the proceeds of an exempt loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an ESOP.

         (d) An exempt loan shall be without recourse against the Plan and Trust; and only Company Stock acquired with the proceeds of the exempt loan or with the proceeds of a prior exempt loan repaid with the proceeds of the current exempt loan may be given as collateral.

         (e) No person entitled to payment under the exempt loan shall have any rights to the assets of the Plan and Trust other than:

              (i)    Collateral given for the loan,

              (ii) Contributions other than contributions of Company Stock that are made to the Plan to meet its obligations under the loan, and

              (iii) Earnings attributable to such collateral and the investment of such contributions.

         The payment made with respect to an exempt loan by the Plan and Trust during a Plan Year shall not exceed an amount equal to the sum of such contribution and earnings received during or prior to the year less such payments in prior years. Such contributions and earnings shall be accounted for separately on the books of account of the Plan until the loan is repaid.

         (f) In the event of a default upon an exempt loan, the value of the Plan assets transferred in satisfaction of the loan shall not exceed the amount of default. If the lender is a disqualified person, the loan shall provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

         (g) The interest rate of an exempt loan must not be in excess of a reasonable rate of interest.

         (h) An exempt loan shall provide for the release from encumbrance under this subsection (h) of the Plan assets used as collateral for the loan in one of the two methods described in this subsection (h):

              (i) For each Plan Year during the duration of the loan, the number of securities released must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years on the loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the interest rate under the loan is variable, the interest to be paid in the future years must be computed by using the interest rate applicable as of the end of the Plan Year.

              (ii) The number of shares of Company Stock to be released from encumbrance may be determined solely with reference to principal payments provided the following requirements are satisfied. The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years. Interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. This subparagraph (h)(ii) is not applicable from the time, that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the exempt loan, the renewal period, the extension period, and the duration of the new exempt loan exceeds ten (10) years.

         (i) All assets acquired by the Plan and Trust with the proceeds of an exempt loan shall be held in a Suspense Account, and shall be released from encumbrance under subsection (h). For purposes of the allocation to be made under Section 4.2, assets released from the Suspense Account shall be treated as having been contributed to the Plan in the Plan Year in which they are released, and shall be allocated to Participant's ESOP Accounts in non-monetary units. Income with respect to Company Stock acquired with the proceeds of an exempt loan shall be allocated as provided in Sections 4.4 and 4.5 except to the extent that income from such Company Stock is to be used to repay the loan.

17.2     ESOP Voting Rights.

         Each Participant in the Plan (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this Section 17.2, hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall be entitled to direct the Plan and Trustee as to the manner in which Company Stock allocated to the ESOP Account of such Participant is to be voted on each matter brought before an annual or special stockholders' meeting of the Employer. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Participant (or beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of stock allocated to such Participant's ESOP Account shall be voted on each such matter. Upon timely receipt of such directions the Trustee shall on each such matter vote as directed the number of votes attributable, as provided below, to the shares allocated to the ESOP Account of such Participant.

         The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Employer or any affiliate; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, an affiliate or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer and its affiliates.

         The number of votes attributable to each Participant shall be determined as follows:

         (a) first, the total number of shares of Company Stock allocated to such Participant's ESOP Account as of the record date for the matter requiring the vote shall be determined:

         (b) next, the total number of votes attributable to all Company Stock owned by the Plan and allocated to ESOP Accounts of Participants shall be determined;

         (c) next, the number of votes attributable to allocated shares shall be determined by multiplying the total number of available votes by a fraction, the numerator of which shall be the number of allocated shares, and the denominator of which shall be total shares;

         (d) next, the number of votes determined under (c), above, shall be attributed to each Participant, in the ratio which the number of shares allocated to such Participant's ESOP Account as of the immediately preceding Valuation Date bears to the total number of shares allocated to all Participants' ESOP Accounts as of such date.

         Each Participant, as a named fiduciary, shall also be entitled to separately direct the vote of a portion of the number of votes with respect to which a signed voting-direction instrument is not timely received from the Participants and a portion of the number of votes with respect to any shares of stock not then released pursuant to Section 17.1(h) and (i) and held in the Suspense Account and a portion of the number of votes with respect to any shares of stock released pursuant to Section 17.1(h) and (i) and not allocated to Participants' ESOP Accounts ("Undirected ESOP Votes"). Such direction with respect to each Participant who timely elects to direct the vote of Undirected ESOP Votes as a named fiduciary shall be with respect to a number of Undirected ESOP Votes equal to the total number of Undirected Votes multiplied by a fraction, the numerator of which is the total number of votes attributable to shares of stock allocated to the ESOP Account of such Participant and the denominator of which is the total number of votes attributable to the ESOP Accounts of all Participants who timely elect to vote Undirected ESOP Votes as a named fiduciary.

17.3     Rights on Tender or Exchange Offer.

         Each Participant (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this Section 17.3, hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall have the right, to the extent of the number of shares of Company Stock allocated to such Participant's ESOP Account, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of Company Stock. Each Participant, as a named fiduciary, shall also be entitled to separately direct the tender of a portion of the shares of Company Stock not released pursuant to Section 17.1(h) and (i) and held in the Suspense Account and a portion of the shares of Company Stock released pursuant to Section 17.1(h) and (i) and not allocated to Participants' ESOP Accounts. Such direction shall be with respect to the total of the number of shares of Company Stock in the Suspense Account and the number of shares of Company stock released and not allocated multiplied by a fraction, the numerator of which is the total shares of Company Stock allocated to the Participant's ESOP Account and the denominator of which is the total number of shares of Company Stock which are allocated to the ESOP Accounts of all Participants. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Participant (or beneficiary) such information as will be distributed to stockholders of the Employer in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to shares of Company Stock allocated to such Participant's ESOP Account. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Employer or any affiliate; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, an affiliate or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer and its affiliates. If the Trustee shall not receive timely instruction from a Participant (or beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock allocated to the ESOP Account of such Participant with respect to which such Participant has the right of direction. In effecting the foregoing, to the extent possible, the Trustee shall tender or exchange shares of Company Stock entitled to one vote per share prior to shares of Company Stock having greater than one vote per share. 17.4 Special Limitation Rules.

         Any Employer contributions which are used by the Trustee (not later than the due date, including extensions, for filing the Company's Federal income tax return for the Plan Year) to pay interest on an exempt loan shall not be included as annual additions under Section 4.8; provided, however, that the provisions of this Section 17.4 shall be applicable only for a Plan Year in which not more than one-third (1/3) of the Employer contributions applied to pay principal and/or interest on an exempt loan are allocated to Participants who are highly compensated employees, as defined in Section 414(q) of the Code; and the Committee shall reallocate such Employer contributions to the extent necessary to satisfy this special rule.

17.5     Limitation on Electing Shareholder.

         [RESERVED]

17.6     Investment Diversification.

         Each Participant in the Plan who has attained age fifty-five (55) and has completed at least ten (10) years of participation in the Plan shall be permitted to direct the investment of twenty-five percent (25%) of the total number of shares of Company Stock acquired by or contributed to the Plan after December 31, 1986 and allocated to his ESOP Account, Stock Bonus Account, and PAYSOP Account in the Plan, reduced by the number of shares of Company Stock previously diversified pursuant to an election under this paragraph. This election may be made within the ninety (90) day period following the end of each Plan Year during the six (6) Plan Year period beginning with the first Plan Year in which the Participant is eligible to make the election. For the last Plan Year in which the Participant can make an election, this paragraph shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)" herein.

         If a Participant elects to diversify pursuant to the preceding paragraph, the Committee shall facilitate such diversification by making available to the Participant at least three (3) investment options which are not Company Stock, and which are consistent with the requirements of regulations promulgated by the Secretary of the Treasury. These investment options may be provided either in this Plan or in another qualified plan sponsored by the Employer. The number and type of investment options available, and the determination regarding the inclusion of the investment options in this Plan or another qualified plan, shall be at the sole discretion of the Committee.

         The Trustee shall comply with any diversification election hereunder within ninety (90) days following the ninety (90) day election period by either
(i) substituting other investment assets in this Plan for the Company Stock as to which the election is made, or (ii) if the Participant's investment options are made available under another qualified plan, transferring to such qualified plan the net cash proceeds realized from the sale by the Plan of the shares of Company Stock for which diversification is elected.

         The provisions of this Section 17.6 shall apply to a Participant's ESOP Account, Stock Bonus Account and PAYSOP Account.

17.7     Company Stock Distributions.

         (a) Notwithstanding the provisions of Sections 5, 6, 7 and 8, distributions of Company Stock from Participants' ESOP Accounts in the Plan shall be made in accordance with this Section 17.7, unless the application of Sections 5, 6, 7 and 8 would result in an earlier distribution date.

         (b) Unless the Participant (or his beneficiary, if the Participant is deceased) elects otherwise, if a Participant retires, dies or becomes disabled while employed by the Employer, distribution of Company Stock in his ESOP Account will be made or commenced as soon as practicable following the date on which the Participant retires, dies or becomes disabled, but not later than the sixtieth (60th) day next following the close of the Plan Year during which the Participant retires, dies or becomes disabled.

         (c) Unless the Participant elects otherwise, upon termination of employment of the Participant with the Employer for reasons other than retirement, death or disability, distribution of Company Stock in his ESOP Account will be made not later than the later of:

              (i) one (1) year after the close of the Plan Year which is the fifth (5th) Plan Year following the Plan Year in which his employment terminates, unless the Participant is reemployed by the Employer before the end of such year; or

              (ii)   the earlier of:

                     (A) the Plan Year in which an Exempt Loan is fully repaid with respect to distributions of Company Stock acquired with the proceeds of that Exempt Loan; or

                     (B) the sixtieth (60th) day following the end of the Plan Year in which the Participant attains Normal Retirement Age.

         (d) Any distribution hereunder shall comply with the consent requirements contained in Sections 411(a)(11) and 409(o) of the Code.


                                   SECTION 18

                           STOCK BONUS PLAN PROVISIONS

18.1     Stock Bonus Voting Rights.

         Each Participant in the Plan (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this Section 18.1, hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall be entitled to direct the Plan and Trustee as to the manner in which Company Stock allocated to the Stock Bonus Account of such Participant is to be voted on each matter brought before an annual or special stockholders' meeting of the Employer. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Participant (or beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of stock allocated to such Participant's Stock Bonus Account shall be voted on each such matter. Upon timely receipt of such directions the Trustee shall on each such matter vote as directed the number of votes attributable, as provided below, to such Participant.

         The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Employer or any affiliate; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, an affiliate or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer and its affiliates.

         The number of votes attributable to each Participant shall be determined as follows:

              (a) first, the total number of shares of Company Stock allocated to such Participant's Stock Bonus Account as of the record date for the matter requiring the vote shall be determined;

              (b) next, the total number of votes attributable to all Company Stock owned by the Plan and allocated to Stock Bonus Accounts of Participants shall be determined;

              (c) next, the number of votes attributable to allocated shares shall be determined by multiplying the total number of available votes by a fraction, the numerator of which shall be the number of allocated shares, and the dominator of which shall be total shares;

              (d) next, the number of votes determined under (c), above, shall be attributed to each Participant, in the ratio which the number of shares allocated to such Participant's Stock Bonus Account as of the immediately preceding Valuation Date bears to the total number of shares owned by the Plan and allocated to Stock Bonus Accounts of Participants as of such date.

         Each Participant, as a named fiduciary, shall also be entitled to separately direct the vote of a portion of the number of votes with respect to shares of stock allocated to Stock Bonus Accounts of Participants for which a signed voting-direction instrument is not timely received from the Participants and a portion of the number of votes with respect to any shares of stock purchased with Employer contributions designated as Stock Bonus contributions, not then allocated to Stock Bonus Accounts of Participants ("Undirected Stock Bonus Votes"). Such direction with respect to each Participant who timely elects to direct the vote of Undirected Stock Bonus Votes as a named fiduciary shall be with respect to a number of Undirected Votes equal to the total number of Undirected Votes multiplied by a fraction, the numerator of which is the total number of votes attributable to such Participant's Stock Bonus Account and the denominator of which is the total number of votes attributable to Stock Bonus Accounts of all Participants who timely elect to vote Undirected Stock Bonus Votes as a named fiduciary.

18.2     Rights on Tender or Exchange Offer.

         Each Participant (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this Section 18.2, hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall have the right, to the extent of the number of shares of Company Stock allocated to such Participant's Stock Bonus Account to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of Company Stock. Each Participant, as a named fiduciary, shall also be entitled to separately direct the tender of a portion of the shares of Company Stock purchased with Employer contributions designated as Stock Bonus contributions and not allocated to Stock Bonus Accounts of Participants. Such direction shall be with respect to the number of such unallocated shares of Company Stock multiplied by a fraction, the numerator of which is the total shares of Company Stock allocated to the Participant's Stock Bonus Account and the denominator of which is the total number of shares of Company Stock which are allocated to the Stock Bonus Accounts of all Participants. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Participant (or beneficiary) such information as will be distributed to stockholders of the Employer in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to shares of Company Stock allocated to such Participant's Stock Bonus Account. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Employer or any affiliate; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, an affiliate or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person including employees, officers and directors of the Employer and its affiliates. If the Trustee shall not receive timely instruction from a Participant (or beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock allocated to the Stock Bonus Account of such Participant with respect to which such Participant has the right of direction. In effecting the foregoing, to the extent possible, the Trustee shall tender or exchange shares of Company Stock entitled to one vote per share prior to shares of Company Stock having greater than one vote per share.

18.3     Investment Diversification.

         The investment diversification rights provided for in Section 17.6 shall apply to Participants' Stock Bonus Accounts.

                                   SECTION 19

                                PAYSOP PROVISIONS

19.1     Nature of the Plan.

         (a) This Tax Credit Employee Stock Ownership Plan ("PAYSOP") is an addition to the Stock Bonus Plan previously established by the Employer and merged into this Plan. The PAYSOP forms a part of an ESOP and a Stock Bonus Plan under Section 401(a) of the Internal Revenue Code and is a Tax Credit Employee Stock Ownership Plan under Section 409 of the Code. The PAYSOP is intended to make available to the Company the payroll-based employee stock ownership credit described in Section 41 of the Code and is designed to be invested primarily (or exclusively) in Company Stock.

         (b) The PAYSOP has been and will be funded through the Stock Bonus and PAYSOP Trust established under the ESOP and is administered by the Plan Administrator described in Section 13 of the ESOP. The interests of Participants under the PAYSOP shall be reflected by separate PAYSOP Accounts under the Plan. Except as otherwise provided in this Section 19 or other Sections of this Plan, the provisions of the ESOP shall generally apply to the PAYSOP.

19.2     Definitions.

         Except to the extent that they are inconsistent with this Section 19, all of the definitions included in Section 1 of the ESOP apply to this Tax Credit Employee Stock Ownership Plan. Additional specific terms are defined below in this Section 19.2.

         (a) PAYSOP - This CenturyTel, Inc. Tax Credit Employee Stock Ownership Plan established by the Employer as an addition to the Stock Bonus Plan.

         (b) PAYSOP Account - The Account of a Participant which reflects his interest under the Plan attributable to PAYSOP contributions.

         (c) Stock Bonus Plan - The CenturyTel, Inc.Stock Bonus Plan, as merged into the CenturyTel, Inc. Employee Stock Ownership Plan and Trust.

         (d) PAYSOP Contributions - Employer contributions made to the Plan by the Company pursuant to Section 19.4 of the PAYSOP.

         (e) PAYSOP Compensation - The compensation of each Participant within the meaning of Section 415(e)(3) of the Code and the regulations thereunder.

         (f) ESOP - The CenturyTel, Inc. Employee Stock Ownership Plan and Trust, into which the Stock Bonus Plan was merged.

19.3     Eligibility and Participation.

         Each Participant under the ESOP will be eligible to share in the allocation of PAYSOP Contributions under Section 19.4 as of each Adjustment Date, provided that he is eligible to share in the allocation of Employer Contributions and forfeitures as described in Section 4 of the ESOP.

19.4     Employer Contributions.

         (a) PAYSOP Contributions shall be paid to the Plan for each Plan Year for which the Employer elects the payroll-based employee stock ownership credit available under Section 41 of the Code in any amount not exceeding the following percentages of PAYSOP Compensation of those Participants eligible to share in the allocation of such Employer Contributions for that Plan Year:

                 Compensation Paid                  Applicable
               During Calendar Year                 Percentage

                     1984                               .50
                     1985                               .50
                     1986                               .50
                     1987                               .50

         (b) PAYSOP Contributions shall be paid to the Plan not later than thirty (30) days after the due date (including extensions) for filing the Employer's Federal income tax return for that Plan Year. PAYSOP Contributions may be paid in shares of Company Stock or in cash, as determined by the Employer's Board of Directors; provided, however, that PAYSOP Contributions in cash shall be used by the Trustee to acquire Company Stock within thirty (30) days.

         (c) In the event that any Employer Contributions are paid to the Plan by reasons of a mistake of fact, such contributions may be returned to the Employer by the Trustee (upon the request of the Employer) within one year after payment to the Plan.

19.5     Participant's Accounts.

         (a) A PAYSOP Account shall be established for each Participant under the PAYSOP. It will be credited annually with shares of Company Stock (including fractional shares) representing his allocable share of PAYSOP Contributions, as well as Company Stock acquired with any dividends on Company Stock allocated to his PAYSOP Account (or with any net income of the Trust attributable to the PAYSOP). Each Participant shall at all times have a one hundred percent (100%) vested (nonforfeitable) interest in the balance of his PAYSOP Account.

         The allocations to the PAYSOP Accounts of Participants for each Plan Year shall be made in the following manner.

         (b) Employer Contributions - PAYSOP Contributions under Section 19.4(a) for each Plan Year will be allocated among the PAYSOP Accounts of Participants (so entitled under Section 19.3) as of the Adjustment Date in the ratio which the PAYSOP Compensation of each such Participant bears to the total PAYSOP Compensation of all such Participants for that Plan Year. For purposes of this allocation, however, PAYSOP Compensation of each Participant shall not exceed one hundred thousand dollars ($100,000) for each Plan Year.

         (c) Net Income and Dividends - Each Participant's PAYSOP Account shall share in any net income of the Trust attributable to the PAYSOP in the manner outlined in Section 4 of the ESOP. His PAYSOP Account shall also be credited with the amount of any dividends received on Company Stock allocated to such PAYSOP Account. All such amounts shall be allocated as of each Adjustment Date, but shall be reinvested in shares of Company Stock for allocation purposes.

         (d) Allocation Limitations - The limitations outlined in Sections 4.8 and 4.9 of the ESOP shall be applied by including each Participant's share of PAYSOP Contributions as Employer Contributions. In no event, however, shall the allocation of PAYSOP Contributions to a Participant's PAYSOP Account be reduced to comply with such limitation until after reductions have been made to the Participant's other Accounts under the ESOP.

         For each Plan Year, no more than one-third (1/3) of the PAYSOP Contributions under Section 19.4(a) may be allocated to the PAYSOP Accounts of Participants who are officers of the Employer, shareholders owning more than ten percent (10%) of Company Stock, as determined under Section 415(c)(6)(B)(iv) of the Code, or Participants whose PAYSOP Compensation for that Plan Year exceeds $60,000. The $60,000 amount shall be adjusted (after 1985) for increases in the cost of living, pursuant to regulations prescribed under Section 415(c)(6) and
(d)(1) of the Code. The Plan Administrator may reallocate PAYSOP Contributions for any Plan Year in order to satisfy this additional limitation in accordance with the principles of Section 4.8.

         (e)  Voting Company Stock -

              (i) Each Participant (or beneficiary) shall be entitled to direct the voting rights with respect to the shares of Company Stock owned by the PAYSOP, but only to the extent required by Sections 401(a)(22) and 409(e)(3) of the Code and the regulations thereunder.The number of votes to which each Participant is entitled shall be determined under
                     (ii), below. On all other matters, the Plan Administrator need not solicit instructions from Participants. Prior to the holding of each annual or special meeting of Company shareholders, the Committee will send to all Participants who have Company Stock in their PAYSOP Accounts the proxy statements for such meeting, together with a form to be sent to the Trustee which will indicate the number of votes to which the Participant is entitled, and on which may be set forth each Participant's instructions as to the manner of voting the shares, including fractional shares, of Company Stock. Upon receipt of such instructions, the Trustee will vote the Company Stock in accordance with such instructions including fractional shares, which shares shall be aggregated with the fractional shares of other Participants with such accounts to the lowest whole number thereof for the purposes of voting. All shares of Company Stock held in PAYSOP Accounts of Participants for which no instructions have been received by the Trustee as to the manner of voting such shares prior to the established deadline for such meeting shall not be voted by the Trustee.

              (ii) The number of votes available to each Participant shall be determined as follows:

                     (1)  first, the total number of votes
                          attributable to Company Stock owned by the PAYSOP shall be determined;

                     (2)  next, the amount of votes determined under
                           (i), above, shall be allocated to each
                           Participant in the ratio which such
                           Participant's PAYSOP Account balance as of the immediately preceding Valuation Date bears to the total PAYSOP Account balances of all Participants as of such date.

         (f) Rights on Tender or Exchange Offer - Each Participant (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this Section 19.5(f), hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall have the right, to the extent of the number of shares of Company Stock allocated to such Participant's PAYSOP Account, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of Company Stock. Each Participant, as a named fiduciary, shall also be entitled to separately direct the tender of a portion of the shares of Company Stock not allocated to Accounts of Participants. Such direction shall be with respect to the number of such unallocated shares of Company Stock multiplied by a fraction, the numerator of which is the total shares of Company Stock allocated to the Participant's PAYSOP Account and the denominator of which is the total number of shares of Company Stock which are allocated to the PAYSOP Accounts of all Participants. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Participant (or beneficiary) such information as will be distributed to stockholders of the Employer in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to shares of Company Stock allocated to such Participant's PAYSOP Account. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Employer or any affiliate; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, an affiliate or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person including employees, officers and directors of the Employer and its affiliates. If the Trustee shall not receive timely instruction from a Participant (or beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock allocated to the Participant's PAYSOP Account with respect to which such Participant has the right of direction. In effecting the foregoing, to the extent possible, the Trustee shall tender or exchange shares of Company Stock entitled to one vote per share prior to shares of Company Stock having greater than one vote per share.

         (g) Investment Diversification - The investment diversification rights provided for in Section 17.6 shall apply to Participants' PAYSOP Accounts. 19.6 Expenses.

         If brokerage commissions charged with respect to the purchase or sale of Company Stock of the PAYSOP exceed the lesser of the following amounts, they shall be paid by the Employer:

         (a)  the sum of -

              (i) 10% of the first $100,000 of the dividends paid to the PAYSOP with respect to Company Stock during the Plan Year, and

              (ii) 5% of the amount of such dividends in excess of $100,000, or

         (b)  $100,000.

19.7     Distributions.

         (a) All distributions of benefits from a Participant's PAYSOP Account shall be made at the same time and in the same manner outlined in Sections 5, 6, 7 and 8 of the ESOP.

         (b) No Company Stock allocated to a Participant's PAYSOP Account may be distributed before the end of the eighty-fourth (84th) month beginning after the Adjustment Date as of which such Company Stock is allocated to such PAYSOP Account, except in the event of his retirement, disability, death or other termination of service. This eighty-four (84) month restriction shall not apply in the case of certain divisive corporate reorganizations, as provided in
Section 409(d)(2) and (3) of the Code.

19.8     Future of the Plan.

         The PAYSOP may be amended or terminated by the Company in accordance with the provisions of Section 21. The PAYSOP may be amended or terminated without there being an amendment or termination of the ESOP.

         The Employer specifically reserves the right to amend the PAYSOP retroactively in order to satisfy the applicable requirements of Sections 401(a) and 409 of the Code.


                                   SECTION 20

                       QUALIFIED DOMESTIC RELATIONS ORDERS

                                   DEFINITIONS

20.1     Domestic Relations Order.

         Any judgment, decree, or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant, made pursuant to a state domestic relations law, including a community property law.

20.2     Alternate Payee.

         Any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to a Participant.

20.3     Qualified Domestic Relations Order.

         A Domestic Relations Order as described in Section 414(p) of the Code which:
         (a) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan; and

         (b)  Clearly specifies the following:
              (i) the name and last known mailing address (if available) of the Participant and each Alternate Payee to which the order relates (unless the Plan Administrator has reason to know such addresses independently);

              (ii) the amount or percentage of the Participant's benefits to be paid to an Alternate Payee or the manner in which the amount is to be determined; and

              (iii) the number of payments or period for which payments are required. A Qualified Domestic Relations Order does not include an order which:

         (a) requires the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

         (b) requires the Plan to provide increased benefits, i.e., provides for the payment of benefits in excess of the benefits to which the Participant would be entitled in the absence of the order; or

         (c) requires the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under a previously existing Qualified Domestic Relations Order.

                                   PROCEDURES

20.4     Notice.

         Upon receipt of a Domestic Relations Order, the Plan Administrator shall promptly notify the Participant and any Alternate Payee of receipt of the order and of the Plan's procedures for determining whether the order is a Qualified Domestic Relations Order.

20.5     Determination of Qualification.

         Within a reasonable period of time after receipt of the order (as defined in regulations to be prescribed by the Secretary of Labor), the Plan Administrator shall determine whether the order is qualified and notify the Participant and any Alternate Payee of such determination.

20.6     Deferral of Payment.

         During any time period during which the issue of whether a Domestic Relations Order is qualified is being determined, any amount which would be payable pursuant to the terms of the order shall be deferred and the amounts so payable will be segregated into a separate account.

20.7     Payment after Deferral.

         If, within eighteen (18) months after payment is deferred in accordance with Section 20.6, the Plan Administrator determines that the Domestic Relations Order is qualified, the amounts segregated into the separate accounts, plus earnings thereon, shall be paid to the Alternate Payee(s) specified in the order, in accordance with the terms of the order (subject, however, to the provisions of Code Section 414 (p), this Section 20 and other applicable provisions of the Plan).

20.8     Payments after Eighteen Months.

         If, after eighteen (18) months have elapsed after the deferral of benefits pursuant to Section 20.6, the Plan Administrator determines that the order is qualified, the Plan Administrator shall make payments pursuant to the order; however, such payments shall be made prospectively only, and any amounts segregated into the special account for periods before the determination that the order is qualified shall be paid to the person or persons who would have received the amounts if the order had not been issued. Neither the Plan, nor the Plan Administrator, shall be liable for payments to any Alternate Payee for any period before the order is determined to be qualified.

20.9     Payments Under Qualified Domestic Relations Order.

         Payments may be made to an Alternate Payee prior to, coincident with, or after the Participant's termination of employment if made pursuant to a Qualified Domestic Relations Order. A distribution to an Alternate Payee may be made out of a Participant's Account on a date coincident with the Participant's "earliest retirement age," defined as the earlier of (i) the date on which the Participant is entitled to a distribution under the Plan, or (ii) the later of
(A) the date the Participant attains age 50, or (B) the earliest date on which the Participant could begin receiving benefits under the Plan if he had separated from service. In addition, this Plan specifically authorizes distributions to an Alternate Payee under a Qualified Domestic Relations Order prior to the Participant's attainment of the earliest retirement age (as defined above and in Section 414(p) of the Code) but only if: (1) the order specifies distribution at the earlier date or permits an agreement between the Plan and the Alternate Payee authorizing an earlier distribution; and (2) the Alternate Payee consents to a distribution prior to the Participant's earliest retirement age if the present value of the Alternate Payee's benefits under the Plan exceeds $5,000. Nothing in this Section 20 shall provide a Participant with a right to receive a distribution at a time not otherwise permitted under the Plan, nor shall it provide the Alternate Payee with a right to receive a form of payment not permitted under the Plan.

20.10.   Non-qualification.

         If the Plan Administrator determines that the order is not qualified, or if eighteen (18) months have expired since deferral of benefits, the Plan Administrator shall pay the amounts segregated pursuant to Section 20.6 above to the person or persons who would have received the amounts if the order had not been issued.

20.11    Effective Dates.

         The provisions of this Section 20 shall be effective for orders issued on or after January 1, 1985; however, the Plan Administrator may treat any order issued before such date as a Qualified Domestic Relations Order if it otherwise meets the requirements of this Section 20. Additionally, the Plan Administrator shall treat a Domestic Relations Order received before January 1, 1985 as a Qualified Domestic Relations Order to the extent payments are being made pursuant to the order.

                                   SECTION 21

                       AMENDMENT AND TERMINATION OF PLAN;

                             ASSIGNMENT OF BENEFITS

21.1     Amendment.

         The Employer shall have the right at any time, and from time to time, to amend, in whole or in part, any or all of the provisions of the Plan. However, no such amendment shall authorize or permit any part of a Trust fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries or estates. Any such amendment shall become effective upon the adoption thereof by an appropriate written instrument executed by order of the Board of Directors or upon such later date as may be specified in such instrument provided that any amendment affecting the powers and duties of the Trustee shall not be effective until the date it is accepted in writing by the Trustee.

         No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment satisfies the conditions in (1) and (2) below:

              (1) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

              (2) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

21.2.    Termination; Discontinuance of Contributions.

         The Employer shall have the right at any time to terminate this Plan. Such termination shall be effective upon execution by the Employer of an appropriate instrument terminating the Plan as authorized by the Board of Directors or upon such later date as may be specified in such instrument. A copy of such instrument shall be delivered to the Trustee.

         Upon termination or partial termination of the Plan by any method, the Accounts of all Participants shall become fully vested and the Plan Administrator shall direct the Trustee to distribute all assets remaining in the Plan to Participants, their beneficiaries or estates in the ratio of the Participants' Account balances in the Plan.

         In the event the Employer completely discontinues contributions for a fixed or indeterminate period, but without terminating this Plan, the Accounts of Participants shall be completely vested and nonforfeitable at the values determined by the Trustee as of the close of the year in which contributions have been suspended, and all adjustments in Participant's Accounts thereafter made under the terms of the Plan and Trust with respect to the amounts so vested shall similarly be completely vested in favor of each Participant but no distribution shall be made of any Account except on actual termination of the Plan or the occurrence of any of the events stated in Sections 5, 6, and 7 and then only in the manner provided in such Sections.

21.3.    Assignment of Benefits.

         No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The interest of each Participant or beneficiary shall be held subject to the maximum restraint on alienation permitted or required by applicable Louisiana or Federal law. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code.


         THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearers and me, Notary after reading of the whole.

WITNESSES:                                  CENTURYTEL, INC.

/s/ Sandra Post                                 /s/ R. Stewart Ewing, Jr.
_________________________________           By:____________________________
                                                   R. Stewart Ewing, Jr.
                                                   Executive Vice-President
/s/ Linda Vaughn                                   and Chief Financial Officer
_________________________________


                            /s/ G. Robert Collier, Jr.
                           ____________________________
                                  NOTARY PUBLIC